UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under § 240.14a-12

GUARDION HEALTH SCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a- 6(i)(1) and 0-11

GUARDION HEALTH SCIENCES, INC.

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

April 21, 2022

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 16, 2022

Dear Stockholder:

We are pleased to invite you to attend the annual meeting of stockholders (the “Annual Meeting”) of Guardion Health Sciences, Inc. (the “Company”), which will be held on June 16, 2022 at 11:00 a.m. Central Time.

Due to the continuing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Annual Meeting will be held in a virtual-only meeting format at https://agm.issuerdirect.com/ghsi.

In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting. Further details regarding the virtual meeting are included in the accompanying proxy statement. At the Annual Meeting, the holders of our outstanding common stock will act on the following matters:

1.	To elect five members to our board of directors;

2.	To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To consider and act upon a proposal to approve an amendment to the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares of common stock issuable thereunder to 10,000,000 shares from 1,666,666 shares;

4.	To grant discretionary authority to our board of directors to (i) amend our Certificate of Incorporation, as amended, to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of no split to a maximum of a 1-for-30 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by our stockholders; and

5.	To transact such other matters as may properly come before the Annual Meeting and any adjournment or postponement thereof.

Our board of directors has fixed April 18, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

Instead of mailing a printed copy of our proxy materials to all of our stockholders, we provide access to these materials via the Internet. This reduces the amount of paper necessary to produce these materials as well as the costs associated with mailing these materials to all stockholders. Accordingly, on or about April 21, 2022, we will begin mailing a Notice of Internet Availability of Proxy Materials (the “Notice”) to all stockholders of record on our books at the close of business on the Record Date for the Annual Meeting, and will post our proxy materials on the website referenced in the Notice. As more fully described in the Notice, stockholders may choose to access our proxy materials on the website referred to in the Notice or may request to receive a printed set of our proxy materials. In addition, the Notice and website will provide information regarding how you may request to receive proxy materials in printed form by mail, or electronically by email, on an ongoing basis.

If you are a stockholder of record, you may vote in one of the following ways:

●	Vote over the Internet, by going to https://www.iproxydirect.com/GHSI (have your Notice or proxy card in hand when you access the website);

●	Vote by mail, if you received (or requested and received) a printed copy of the proxy materials, by returning the enclosed proxy card (signed and dated) in the postage prepaid and preaddressed envelope provided;

●	Vote by phone by calling 866-752-8683;

●	Vote by faxing the proxy card to (202) 521-3464.

●	Vote online at the Annual Meeting at https://agm.issuerdirect.com/ghsi.

If your shares are held in “street name,” meaning that they are held for your account by a broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please vote your shares in accordance with those instructions.

IF YOU PLAN TO ATTEND:

To be admitted to the Annual Meeting, which is being held virtually, you must have your control number available and follow the instructions found on your proxy card or voting instruction form. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. Please allow sufficient time before the Annual Meeting to complete the online check-in process. Your vote is very important.

If you have any questions or need assistance voting your shares, please call our proxy solicitor, Kingsdale Advisors:

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Strategic Stockholder Advisor and Proxy Solicitation Agent

745 Fifth Avenue, 5th Floor, New York, New York 10151

North American Toll-Free Phone:

1-866-229-8874

Email: contactus@kingsdaleadvisors.com

Call Collect Outside North America: +1 (416) 867-2272

Whether or not you expect to attend the virtual Annual Meeting, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the Annual Meeting. Promptly voting your shares will save the Company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the Annual Meeting if you desire to do so, as your proxy is revocable at your option. Your vote is important, so please act today!

BY ORDER OF THE BOARD OF DIRECTORS

April 21, 2022	/s/ Robert N. Weingarten
Robert N. Weingarten Chairman of the Board of Directors

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GUARDION HEALTH SCIENCES, INC.

2925 Richmond Avenue, Suite 1200

Houston, Texas 77098

PROXY STATEMENT FOR THE

2022 ANNUAL MEETING OF STOCKHOLDERS

To be held on June 16, 2022

The board of directors of Guardion Health Sciences, Inc. (“Guardion” or the “Company”) is soliciting your proxy to vote at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on June 16, 2022, at 11:00 a.m. Central Time, in a virtual-only format online by accessing https://agm.issuerdirect.com/ghsi and at any adjournment thereof.

This proxy statement contains information relating to the Annual Meeting. This year’s Annual Meeting of stockholders will be held as a virtual meeting. Stockholders attending the virtual meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting. You will be able to attend and participate in the Annual Meeting online via a live webcast by visiting https://agm.issuerdirect.com/ghsi. In addition to voting by submitting your proxy prior to the Annual Meeting, you also will be able to vote your shares electronically during the Annual Meeting.

We intend to begin mailing the attached notice of the Annual Meeting, the enclosed proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 on or about April 21, 2022 to all stockholders of record entitled to vote at the Annual Meeting. Only stockholders who owned our common stock on April 18, 2022 are entitled to notice of and to vote at the Annual Meeting.

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GUARDION HEALTH SCIENCES, INC.

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GENERAL INFORMATION ABOUT THIS PROXY STATEMENT AND VOTING

What is a proxy?

A proxy is the legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By completing, signing and returning the accompanying proxy card, you are designating Robert N. Weingarten, Corporate Secretary, as your proxy for the Annual Meeting and you are authorizing Robert N. Weingarten to vote your shares at the Annual Meeting as you have instructed on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted even if you are unable or decide not to attend the Annual Meeting.

What is a proxy statement?

A proxy statement is a document that we are required by regulations of the U.S. Securities and Exchange Commission, or “SEC”, to give you when we ask you to sign a proxy card designating Robert N. Weingarten as proxy to vote on your behalf.

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote at the Annual Meeting. This proxy statement summarizes information related to your vote at the Annual Meeting. All stockholders who find it convenient to do so are cordially invited to attend the Annual Meeting virtually. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card or vote over the Internet, by phone, or by fax.

We intend to begin mailing the attached notice of Annual Meeting, the enclosed proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 on or about April 21, 2022 to all stockholders of record entitled to vote at the Annual Meeting. Only stockholders who owned our common stock on April 18, 2022 are entitled to notice of and to vote at the Annual Meeting.

What Does it Mean if I Receive More than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign, and return each proxy card to ensure that all of your shares are voted.

How do I attend the Annual Meeting?

The Annual Meeting will be held on June 16, 2022, at 11:00 a.m. Central Time in a virtual format online by accessing https://agm.issuerdirect.com/ghsi. Information on how to vote in person at the Annual Meeting is discussed below.

Who is Entitled to Vote?

The board of directors has fixed the close of business on April 18, 2022 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. On the Record Date, there were 61,426,993 shares of common stock issued and outstanding. Each share of common stock represents one vote that may be voted on each proposal that may come before the Annual Meeting.

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What is the Difference Between Holding Shares as a Record Holder and as a Beneficial Owner (Holding Shares in Street Name)?

If your shares are registered in your name with our transfer agent, VStock Transfer, LLC, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name”. If your shares are held in street name, these proxy materials have been forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to instruct this organization on how to vote your shares. See “How Will my Shares be Voted if I Give No Specific Instruction?” below for information on how shares held in street name will be voted without instructions provided.

Who May Attend the Annual Meeting?

Only record holders and beneficial owners of our common stock, or their duly authorized proxies, may attend the Annual Meeting. If your shares of common stock are held in street name, you will need to provide a copy of a brokerage statement or other documentation reflecting your stock ownership as of the Record Date.

What am I Voting on?

There are four matters scheduled for a vote:

1.	To elect five members to our board of directors;

2.	To ratify the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	To approve an amendment to the Company’s 2018 Equity Incentive Plan (the “2018 Plan”) to increase the number of shares issuable thereunder to 10,000,000 shares from 1,666,666 shares; and

4.	To grant discretionary authority to our board of directors to (i) amend our Certificate of Incorporation, as amended (“Certificate of Incorporation”), to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of no split to a maximum of a 1-for-30 split, with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by our stockholders.

What if another matter is properly brought before the Annual Meeting?

The board of directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the person named in the accompanying proxy to vote on those matters in accordance with his best judgment.

How Do I Vote?

MAIL	FAX	INTERNET	PHONE	ONLINE AT THE MEETING

Mailing your signed proxy card or voter instruction card.	Complete the reverse portion of the proxy card and fax to (202) 521-3464.	Using the Internet at: https://www.iproxydirect.com/ghsi	By calling 1-866-752-VOTE(8683)	You can vote at the meeting at: https://agm.issuerdirect.com/ghsi

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Stockholders of Record

If you are a registered stockholder, you may vote by mail, fax or Internet at the Annual Meeting by following the instructions above. You also may submit your proxy by mail by following the instructions included with your proxy card. The deadline for submitting your proxy by Internet is 11:59 p.m. Eastern Time on June 15, 2022. Our board of director’s designated proxy, Mr. Weingarten, will vote your shares according to your instructions. If you attend the live webcast of the Annual Meeting, you also will be able to vote your shares electronically at the Annual Meeting up until the time the polls are closed.

Beneficial Owners of Shares Held in Street Name

If you are a street name holder, your broker or nominee firm is the legal, registered owner of the shares, and it should provide you with materials in connection with the Annual Meeting. Follow the instructions on the materials you receive to access our proxy materials and vote or to request a paper or email copy of our proxy materials. The materials include a voting instruction card so that you can instruct your broker or nominee how to vote your shares. Please check the voting instruction card or contact your broker or other nominee to determine whether you will be able to deliver your voting instructions by Internet in advance of the Annual Meeting and whether, or if you attend the live webcast of the Annual Meeting, you will be able to vote your shares electronically at the Annual Meeting up until the time the polls are closed.

All shares entitled to vote and represented by a properly completed and executed proxy received before the Annual Meeting and not revoked will be voted at the Annual Meeting as instructed in a proxy delivered before the Annual Meeting. We provide Internet proxy voting to allow you to vote your shares online, with procedures designed to ensure the authenticity and correctness of your proxy vote instructions. However, please be aware that you must bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

How Many Votes do I Have?

On each matter to be voted upon, you have one vote for each share of common stock you own as of the close of business on the Record Date.

Is My Vote Confidential?

Yes, your vote is confidential. Only the inspector of elections, individuals who help with processing and counting your votes and persons who need access for legal reasons will have access to your vote. This information will not be disclosed, except as required by law.

What Constitutes a Quorum?

To carry on business at the Annual Meeting, we must have a quorum. A quorum is present when 33 and 1/3rd of the shares entitled to vote, as of the Record Date, are represented in person or by proxy. Thus, 20,475,665 shares must be represented in person or by proxy to have a quorum at the Annual Meeting. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the Annual Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. Shares owned by the Company are not considered outstanding or considered to be present at the Annual Meeting. If there is not a quorum at the Annual Meeting, either the chairperson of the Annual Meeting or our stockholders entitled to vote at the Annual Meeting may adjourn the Annual Meeting to a future date as allowed under applicable law.

How Will my Shares be Voted if I Give No Specific Instruction?

We must vote your shares as you have instructed. If there is a matter on which a stockholder of record has given no specific instruction but has authorized us generally to vote the shares, they will be voted as follows:

1.	“For” the election of five members to our board of directors;

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2.	“For” the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm for the fiscal year ending December 31, 2022;

3.	“For” the approval of an amendment to the Company’s 2018 Plan to increase the number of shares issuable thereunder to 10,000,000 shares from 1,666,666 shares; and

4.	“For” the grant of discretionary authority to our board of directors to (i) amend our Certificate of Incorporation to combine outstanding shares of our common stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of no split to a maximum of a 1-for-30 split, with the exact ratio to be determined by our board of directors in its sole discretion and (ii) effect a reverse stock split, if at all, within one year of the date the proposal is approved by stockholders.

This authorization would exist, for example, if a stockholder of record merely signs, dates and returns the proxy card but does not indicate how such shares are to be voted on one or more proposals. If other matters properly come before the Annual Meeting and you do not provide specific voting instructions, your shares will be voted at the discretion of Robert N. Weingarten, the board of directors’ designated proxy.

If your shares are held in street name, see “What is a Broker Non-Vote?” below regarding the ability of banks, brokers and other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion.

How are Votes Counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count, for the election of directors, “For”, “Withhold” and broker non-votes; and, with respect to the other proposals, votes “For” and “Against,” abstentions and broker non-votes. Broker non-votes will not be included in the tabulation of the voting results of any of the proposals and, therefore, will have no effect on such proposals.

What is a Broker Non-Vote?

A “broker non-vote” occurs when shares held by a broker in “street name” for a beneficial owner are not voted with respect to a proposal because (1) the broker has not received voting instructions from the stockholder who beneficially owns the shares and (2) the broker lacks the authority to vote the shares at their discretion.

Our common stock is listed on The Nasdaq Capital Market. However, under current New York Stock Exchange (“NYSE”) rules and interpretations that govern broker non-votes: (i) Proposal No. 1 for the election of directors is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal, (ii) Proposal No. 2 for the ratification of the appointment of Weinberg & Company, P.A. as our independent registered public accounting firm is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal, (iii) Proposal No. 3 for the approval of an amendment our 2018 Plan to increase the number of shares of common stock issuable thereunder, is considered a non-discretionary matter, and a broker will lack the authority to vote uninstructed shares at their discretion on such proposal and (iv) Proposal No. 4 for the approval of the reverse stock split is considered a discretionary matter, and a broker will be permitted to exercise its discretion to vote uninstructed shares on the proposal. Because NYSE rules apply to all brokers that are members of the NYSE, the foregoing rules apply to the Annual Meeting even though our common stock is listed on The Nasdaq Capital Market.

What is an Abstention?

An abstention is a stockholder’s affirmative choice to decline to vote on a proposal. Under Delaware law, abstentions are counted as shares present and entitled to vote at the Annual Meeting. Generally, unless provided otherwise by applicable law, our Second Amended and Restated Bylaws (“Bylaws”) provide that an action of our stockholders (other than for the election of directors) is approved if a majority of the number of shares of stock entitled to vote thereon and present (either in person or by proxy) vote in favor of such action. Therefore, abstentions will have no effect with respect to Proposals 2 and 3.

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How many votes are required to approve each proposal?

The table below summarizes the proposals that will be voted on, the vote required to approve each item, and how votes are counted:

Proposal	Votes Required	Voting Options	Impact of “Withhold” or “Abstain” Votes	Broker Discretionary Voting Allowed
Proposal No. 1: Election of Directors	The plurality of the votes cast. This means that the nominees receiving the highest number of affirmative “FOR” votes will be elected as directors.	“FOR” “WITHHOLD”	None(1)	No(3)

Proposal No. 2: Ratification of the Appointment of the Independent Registered Public Accounting Firm	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)

Proposal No. 3: Approval of increase in number of shares of common stock issuable under the 2018 Plan	The affirmative vote of the holders of a majority in voting power of the votes cast affirmatively or negatively (excluding abstentions) at the Annual Meeting by the holders entitled to vote thereon.	“FOR” “AGAINST” “ABSTAIN”	None(2)	No(3)

Proposal No. 4: Authorization of Reverse Stock Split	The affirmative vote of the holders of a majority of the outstanding shares of our common stock.	“FOR” “AGAINST” “ABSTAIN”	None(2)	Yes(4)

(1)	Votes that are “withheld” will have the same effect as an abstention and will not count as a vote “FOR” or “AGAINST” a director, because directors are elected by plurality voting.
(2)	A vote marked as an “Abstention” is not considered a vote cast and will, therefore, not affect the outcome of this proposal.
(3)	As this proposal is not considered a discretionary matter, brokers lack authority to exercise their discretion to vote uninstructed shares on this proposal.
(4)	As this proposal is considered a discretionary matter, brokers are permitted to exercise their discretion to vote uninstructed shares on this proposal.

What Are the Voting Procedures?

In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of or against the proposal, or you may abstain from voting on the proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

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Is My Proxy Revocable?

You may revoke your proxy and reclaim your right to vote at any time before your proxy is voted by giving written notice to the Corporate Secretary of the Company by delivering a properly completed, later-dated proxy card or vote instruction form or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: Guardion Health Sciences, Inc., 2925 Richmond Avenue, Suite 1200, Houston, Texas 77098, Attention: Corporate Secretary. Your most current proxy card or Internet proxy is the one that will be counted.

Who is Paying for the Expenses Involved in Preparing and Mailing this Proxy Statement?

All of the expenses involved in preparing, assembling and mailing these proxy materials and all costs of soliciting proxies will be paid by us. In addition to the solicitation by mail, proxies may be solicited by our officers and other employees by telephone or in person. Such persons will receive no compensation for their services other than their regular salaries. Arrangements will also be made with brokerage houses and other custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of the shares held of record by such persons, and we may reimburse such persons for reasonable out of pocket expenses incurred by them in forwarding solicitation materials. We have retained Kingsdale Advisors as our strategic stockholder advisor and proxy solicitation agent in connection with the solicitation of proxies for the Annual Meeting. If you have any questions or require any assistance with completing your proxy, please contact Kingsdale Advisors by telephone (toll-free within North America) at 1-866-229-8874 or (call collect outside North America) at (416) 867-2272, or by email at contactus@kingsdaleadvisors.com.

Do I Have Dissenters’ Rights of Appraisal?

Stockholders do not have appraisal rights under Delaware law or under Guardion’s governing documents with respect to the matters to be voted upon at the Annual Meeting.

How can I Find out the Results of the Voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be disclosed in a Current Report on Form 8-K that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K with the SEC within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amended Form 8-K to publish the final results.

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PROPOSAL 1:

ELECTION OF DIRECTORS

Board Size and Structure

Our Certificate of Incorporation, as amended (“Certificate of Incorporation”), and our Bylaws provide that our business is to be managed under the direction of our board of directors. Our board of directors is required to consist of not less than three or more than seven directors.

Our board of directors currently consists of six directors. On March 3, 2022, the board of directors, upon the recommendation of the Nominating and Corporate Governance Committee of the board of directors, resolved to nominate all existing directors for election at the Annual Meeting, with the exception of Dr. David Evans. As a result of the Company’s acquisition of the Viactiv brand and the refocus of the Company’s operations away from medical devices, and the attendant reorganization of the Company’s VectorVision business, and to nutritional supplements, Dr. Evan’s background and experience were deemed not relevant to the Company’s business on a go-forward basis. The board of directors intends to eliminate the resulting vacancy and search for a candidate who can provide valuable assistance to the Company’s operations, and who possesses the skills and experiences that are relevant to the Company’s current and intended operations. If such a person is identified and willing to serve on our board of directors, then we intend to increase the size of the board of directors and appoint such person. Each director shall serve until their successor is duly elected and qualified or until the director’s earlier death, resignation or removal. Our board of directors met 15 times during the year ended December 31, 2021. All members of our board of directors attended at least 75% of board and applicable committee meetings during the year ended December 31, 2021.

When considering whether directors have the experience, qualifications, attributes or skills, taken as a whole, to enable our board of directors to satisfy its oversight responsibilities effectively in light of our business and structure, the board of directors focuses primarily on each person’s background and experience as reflected in the information discussed in each of the directors’ individual biographies set forth below. We believe that our directors provide an appropriate mix of experience and skills relevant to the size and nature of our business. Additionally, the Company’s board of directors is actively searching for one or more directors who meet the qualifications described above and come from a diverse background with diverse experiences.

Pursuant to Delaware law and our Bylaws, directors may be removed, with or without cause, by the affirmative vote of the holders of a majority of the shares then entitled to vote at an election of directors.

Nominees for Election

Robert N. Weingarten, Mark Goldstone, Donald A. Gagliano, M.D. Michaela Griggs and Bret Scholtes have been nominated by the board of directors to stand for election at the Annual Meeting. If elected by the stockholders at the Annual Meeting, Messrs. Weingarten, Goldstone, Gagliano and Scholtes and Mrs. Griggs will serve for a term expiring at the annual meeting to be held in 2023 (the “2023 Annual Meeting”) and the election and qualification of their successors or until their earlier death, resignation or removal.

Each person nominated for election has agreed to serve if elected, and management or the board of directors has no reason to believe that any nominee will be unable to serve. If, however, prior to the Annual Meeting, the board of directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the board of directors. Alternatively, the proxies, at the discretion of the board of directors, may be voted for such fewer number of nominees that results from the inability of any nominee to serve. The board of directors has no reason to believe that any nominee will be unable to serve.

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Information About Board Nominees

The following pages contain certain biographical information for the nominees for director, including all positions currently held, their principal occupation and business experience for the past five years, and the names of other publicly-held companies of which such nominee currently serves as a director or has served as a director during the past five years.

Robert N. Weingarten, 70, has been a Director since June 2015 and Chairman of the board of directors since July 2020. Since June, 2020, Mr. Weingarten has served as the Company’s non-employee corporate secretary. Previously, Mr. Weingarten served as Lead Director on our board of directors from January 2017 to March 2020. He is an experienced business consultant and advisor with an ongoing consulting practice focused on accounting and financial compliance for public companies. Since 1979, he has provided financial consulting and advisory services and served on boards of directors of several public companies in various stages of development, operation or reorganization. Since August 2020, Mr. Weingarten has been the Vice President and Chief Financial Officer of Lixte Biotechnology Holdings, Inc. (NASDAQ-CM: LIXT). From July 2017 to June 2018, Mr. Weingarten was the Chief Financial Officer of Alltemp, Inc. (OTCPK: LTMP). From April 2013 to February 2017, Mr. Weingarten served on the board of directors of RespireRx Pharmaceuticals Inc. (OTCQB: RSPI) and also served as its Vice President and Chief Financial Officer. Mr. Weingarten received a B.A. in Accounting from the University of Washington in 1974, a M.B.A. in Finance from the University of Southern California in 1975, and is a Certified Public Accountant (inactive) in the State of California. Mr. Weingarten has considerable accounting and finance experience, particularly with regard to public company reporting requirements. The Company believes that Mr. Weingarten’s accounting and finance experience qualifies him to serve on the board of directors and as chairman of the audit committee.

Mark Goldstone, 59, has been a Director since June 2015. Mr. Goldstone has over 25 years of experience in the healthcare industry, encompassing operations, commercialization, consulting, mergers and acquisitions and venture capital. He has led some of the largest specialist consulting and communications groups in the world and was a founding partner at Forepont Capital (VC). Previously, he was COO of EuroRSCG Life (now Havas), Global CEO of healthcare at top brand and business consultancy, Interbrand and Worldwide President of Doyle, Dane and Bernbach global healthcare businesses. He has developed successful commercialization strategies and programs from early-stage and market development, to product launch and late-stage lifecycle management for blue-chip pharmaceutical and packaged goods companies including Pfizer, Merck, Novartis, Bayer, GSK, Sanofi, Colgate Palmolive, L’Oreal, Danone, Johnson & Johnson, Roche. Mr Goldstone began his career as a clinical Pharmacist and is a member of the Royal Pharmaceutical Society. He is board member of the prestigious Galien Foundation and the Industry Advisory Board for the UK Government’s BRCD initiative. Mr. Goldstone’s breadth of experience in sales, marketing and strategic transactions in the healthcare industry is particularly useful to the Company as it develops its business, commercializes it products and builds its marketing channels. The Company believes that these experiences and qualifications make Mr. Goldstone particularly suitable to serve as a director and guide the Company in the complexities of the life science and healthcare services industries.

Donald A. Gagliano, M.D., 69, has served as a Director since the Company’s initial public offering on April 9, 2019. Additionally, Dr. Gagliano has been a member of our Scientific Advisory Board since June 2015. Since October 2018, Dr. Gagliano has been the principal of GMIC LLC, which provides healthcare consultation services primarily for health systems engineering and ophthalmology subject matter expertise. Dr. Gagliano does not currently hold any directorships and has not held any directorships within the past five years. From April 2013 to October 2013, Dr. Gagliano was the Vice President for Global Medical Affairs for Bausch+Lomb, Inc. From 2016 to present, Dr. Gagliano has served as the President and Immediate Past President of the Prevention of Blindness Society. From November 2008 to March 2013, Dr. Gagliano served under the Assistant Secretary of Defense for Health Affairs as the first Executive Director of the Joint Department of Defense and Department of Veterans Affairs Vision Center of Excellence. In 1975, Dr. Gagliano graduated from the US Military Academy at WestPoint with a degree in Engineering. In 1981, he received a Bachelor of Science in medicine from Chicago Medical School and in 1998 he received his Master of Healthcare Administration from Penn State University. Dr. Gagliano’s breadth of experience in the healthcare industry is particularly useful to the Company as it develops its business, commercializes products and builds its marketing channels. The Company believes that these experiences make Dr. Gagliano particularly suitable to serve as a director and guide the Company in the complexities of the life science and healthcare services industries.

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Michaela Griggs, 56, has been a director since December 9, 2021. Since October 2020, Mrs. Griggs has served as the Chief Executive Officer of Los Angeles-based Southern California Reproductive Center, a leading operator of multi-location fertility and reproductive centers. From January 2017 until October 2020, Mrs. Griggs served as Executive Vice President of Barco Uniforms’ Health Care & Identity Divisions, an apparel company, and from August 2015 until November 2016, she served as General Manager, NA & VP Global Marketing (Chief Marketing Officer) of Tria Beauty. In addition, Mrs. Griggs held key executive marketing positions at Allergan, Bayer Healthcare and 3M Unitek, where she was instrumental in developing and improving brand, retail and distribution strategies for global brands such as Botox®, Juvederm®, and One-A-Day® multi-vitamins, as well as other key brand portfolios. Mrs. Griggs earned a Master’s in Business Administration degree from the London School of Business and Finance/University of Wales, and her Diploma of the British Orthoptic Society (DBO) from Sheffield/Leeds School of Orthoptics. We believe Mrs. Griggs is qualified to serve as a member of the board of directors because of her experience developing and marketing well-known healthcare and supplement brands, as well as her overall experience in the consumer-driven market and her brand marketing acumen.

Bret Scholtes, 52, has been a Director, President and Chief Executive Officer of the Company since January 2021. Prior to his appointment, Mr. Scholtes served as the President and Chief Executive Officer of Omega Protein Corporation (“Omega”) since 2012 and as a director of Omega since 2013. Prior to his selection as Chief Executive Officer of Omega, Mr. Scholtes served as the Omega’s Executive Vice President and Chief Financial Officer from January 2011 to December 2011, and its Senior Vice President - Corporate Development from April 2010 to December 2010. Mr. Scholtes also has five years of public accounting experience. Mr. Scholtes holds an MBA degree in Finance from New York University and a degree in Accounting from the University of Missouri – Columbia. We believe Mr. Scholtes is qualified to serve as a member of our board of directors because he is the senior executive officer of the Company, and due to his extensive experience in the Company’s industry. Additionally, the Company has agreed in Mr. Scholtes’ employment agreement to nominate him for reelection as a member of the board of directors at the expiration of each term of office during the term of the agreement.

Information About Our Director Who was not Nominated for Election at the Annual Meeting

David W. Evans, Ph.D., 65, has been a Director and Chief Science Officer since September 2017. Dr. Evans ceased being Chief Science Officer on December 31, 2021, when his consulting agreement was not renewed by the Company. From June 2020 to January 2021, Dr. Evans served as Interim Chief Executive Officer and Interim President of the Company. Dr. Evans was the founder of the predecessor VectorVision corporation, the assets of which were acquired by the Company, and Dr. Evans was appointed to the Company’s board of directors on September 29, 2017 in connection with that transaction. Dr. Evans is also the founder of Ceatus Media Group, a 20 year-old digital marketing agency specializing in elective health care. Dr. Evans received his Bachelor of Science degree in Human Factors Engineering from the United States Air Force Academy, a Master of Science degree and Masters in Business Administration from Wright State University in Dayton, Ohio, and a Ph.D. in Ocular Physiology from Indiana University.

Information Concerning the Board and Corporate Governance

Board Leadership Structure

Robert N. Weingarten has served as the Chairman of the board of directors since July 2020 after having served as Lead Director from June 2017 through March 31, 2020. Bret Scholtes serves as our Chief Executive Officer and President. We believe that this structure is the most effective structure for us and our stockholders at this time because the Chairman (i) can provide the Chief Executive Officer with guidance and feedback on his performance, (ii) provides a more effective channel for the board of directors to express its views on management, and (iii) allows the Chairman to focus on stockholder interests and corporate governance while providing our Chief Executive Officer with the ability to focus his attention on managing our day-to-day operations. As Mr. Weingarten has experience with advising boards of directors and senior management with respect to management and other business aspects, he is particularly well-suited to serve as Chairman.

We recognize that different board leadership structures may be appropriate for companies in different situations. We will continue to re-examine our corporate governance policies and leadership structures on an ongoing basis to ensure that they continue to meet the Company’s needs.

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Role in Risk Oversight

Management is responsible for managing the risks that we face. The board of directors is responsible for overseeing management’s approach to risk management that is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. The involvement of the full board of directors in reviewing our strategic objectives and plans is a key part of the board of directors’ assessment of management’s approach and tolerance to risk. A fundamental part of risk management is not only understanding the risks a company faces and what steps management is taking to manage those risks, but also understanding what level of risk is appropriate for us. In setting our business strategy, our board of directors assesses the various risks being mitigated by management and determines what constitutes an appropriate level of risk for us.

Stockholder Communications to the Board of Directors

Stockholders wishing to submit written communications directly to the board of directors should send their communications to Secretary, Guardion Health Sciences, Inc., 2925 Richmond Avenue, Suite 1200, Houston, Texas 77098. All stockholder communications will be considered by the independent members of our board of directors. Items that are unrelated to the duties and responsibilities of the board of directors may be excluded, such as:

●	junk mail and mass mailings;

●	resumes and other forms of job inquiries;

●	surveys; and

●	solicitations or advertisements.

In addition, any material that is unduly hostile, threatening, or illegal in nature may be excluded, provided that any communication that is filtered out will be made available to any independent director upon request.

Director or Officer Involvement in Certain Legal Proceedings

Except as set forth herein, the Company’s directors and executive officers were not involved in any legal proceedings described in Item 401(f) of Regulation S-K in the past ten years. Jeffrey Benjamin, our Chief Accounting Officer since August 1, 2021, filed for personal bankruptcy under Chapter 7 of the U.S. Bankruptcy Code on February 17, 2017. A Bankruptcy Discharge Order was entered on May 30, 2017.

Directors and Officers Liability Insurance

The Company has directors’ and officers’ liability insurance insuring its directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures the Company against losses, which it may incur in indemnifying its officers and directors. In addition, officers and directors also have indemnification rights under applicable laws, and the Company’s Certificate of Incorporation and Bylaws.

Director Independence

The listing rules of The Nasdaq Capital Market require that independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of The Nasdaq Capital Market require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and governance committees be independent. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the rules of The Nasdaq Capital Market, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

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The Company’s board of directors has undertaken a review of the independence of the Company’s directors and director nominees and considered whether any director has a material relationship that could compromise their ability to exercise independent judgment in carrying out their responsibilities. Based upon information requested from and provided by each director concerning his background, employment and affiliations, including family relationships, the board of directors has determined that each of Messrs. Weingarten, Goldstone and Gagliano and Mrs. Griggs, representing currently four of the Company’s current five director nominees, are “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of The Nasdaq Capital Market. In making these determinations, the board of directors considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the board of directors deemed relevant in determining their independence, including the beneficial ownership of the Company’s capital stock by each non-employee director, and any transactions involving them described in the section captioned “—Certain Relationships and Related Transactions and Director Independence”.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities.

To our knowledge, based solely upon a review of Forms 3, 4, and 5 filed with the SEC during the fiscal year ended December 31, 2021, we believe that, except as set forth below, our directors, executive officers, and greater than 10% beneficial owners have complied with all applicable filing requirements during the fiscal year ended December 31, 2021.

●	Bret Scholtes filed a timely Form 4 during September 2021, but the Form 4 mistakenly understated the number of shares beneficially held by him on the reporting date. Mr. Scholtes filed a corrected Form 4/A in March 2022.

Board Committees

In October 2018, the board of directors established an audit committee and a compensation committee and in October 2021, the board of directors established a nominating and corporate governance committee, each of which are comprised and have the responsibilities described below. Each of the below committees has a written charter approved by the Company’s board of directors. Each of the committees reports to the Company’s board of directors as such committee deems appropriate and as the Company’s board of directors may request.

The composition and functions of each committee are described below.

Name	Independent	Audit	Compensation	Nominating and Corporate Governance
Robert N. Weingarten	X	X*	X	X
Mark Goldstone	X	X	X*	X*
Donald A. Gagliano, M.D.	X	X
David W. Evans, Ph.D.
Michaela Griggs	X		X	X
Bret Scholtes

* Chairperson of the committee

Audit Committee

The audit committee is currently comprised of Robert N. Weingarten, Mark Goldstone and Donald Gagliano. Mr. Weingarten serves as the chairperson of the audit committee. The Company’s board of directors has determined that each member of the audit committee meets the requirements for independence and financial literacy under the applicable rules and regulations of the SEC and the listing standards of The Nasdaq Capital Market. The Company’s board of directors has also determined that Mr. Weingarten is an “audit committee financial expert” as defined in the rules of the SEC and has the requisite financial sophistication as defined under the listing standards of The Nasdaq Capital Market. The responsibilities of the audit committee include, among other things:

●	selecting and hiring the independent registered public accounting firm to audit the Company’s financial statements;

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●	overseeing the performance of the independent registered public accounting firm and taking those actions as it deems necessary to satisfy itself that the accountants are independent of management;

●	reviewing financial statements and discussing with management and the independent registered public accounting firm the Company’s annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews, and the reports and certifications regarding internal control over financial reporting and disclosure controls;

●	preparing the audit committee report that the SEC requires to be included in the Company’s annual proxy statement;

●	reviewing the adequacy and effectiveness of the Company’s internal controls and disclosure controls and procedures, as may be required;

●	overseeing the Company’s policies on risk assessment and risk management, including risk related to cybersecurity;

●	reviewing related party transactions; and

●	approving or, as required, pre-approving, all audit and all permissible non-audit services and fees to be performed by the independent registered public accounting firm.

The Company’s audit committee operates under a written charter which satisfies the applicable rules and regulations of the SEC and the listing standards of The Nasdaq Capital Market. The audit committee met eight times during the year ended December 31, 2021.

Compensation Committee

The Company’s compensation committee is currently comprised of Mark Goldstone, Robert N. Weingarten and Michaela Griggs. Mr. Goldstone serves as the chairperson of the compensation committee. The Company’s board of directors has determined that each member of the compensation committee meets the requirements for independence under the applicable rules and regulations of the SEC and listing standards of The Nasdaq Capital Market. Each member of the compensation committee is a non-employee director as defined in Rule 16b-3 promulgated under the Exchange Act. The purpose of the compensation committee is to oversee the Company’s compensation policies, plans and benefit programs and to discharge the responsibilities of the Company’s board of directors relating to compensation of its executive officers. The responsibilities of the compensation committee include, among other things:

●	reviewing and approving or recommending to the board of directors for approval compensation of the Company’s executive officers;

●	reviewing and recommending to the board of directors for approval the compensation of directors;

●	overseeing the Company’s overall compensation philosophy and compensation policies, plans and benefit programs for service providers, including the Company’s executive officers;

●	reviewing, approving and making recommendations to the Company’s board of directors regarding incentive compensation and equity plans; and

●	administering the Company’s equity compensation plans.

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The compensation committee met once during the year ended December 31, 2021.

Nominating and Corporate Governance

On October 22, 2021, the board of directors formed a stand-alone nominating and corporate governance committee. The Company’s nominating and corporate governance committee is currently comprised of Robert N. Weingarten, Mark Goldstone and  Michaela Griggs. Mr. Goldstone serves as the chairperson of the nominating and corporate governance committee. The Company’s board of directors has determined that each member of the nominating and corporate governance committee meets the requirements for independence under the applicable rules and regulations of the SEC and listing standards of The Nasdaq Capital Market. The purpose of the nominating and corporate governance committee is to among other things, identify individuals qualified to become members of the Company’s board of directors and recommend to the board of directors the persons to be nominated for election as directors and to each committee of the board of directors. The nominating and corporate governance committee is responsible for reviewing the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates the nominating and corporate governance committee considers many factors, including the following:

●	diversity of personal and professional background, perspective and experience;

●	personal and professional integrity, ethics and values;

●	experience in corporate management, operations or finance, such as serving as an officer or former officer of a publicly held company, and a general understanding of marketing, finance and other elements relevant to the success of a publicly-traded company in today’s business environment;

●	experience relevant to the Company’s industry;

●	experience as a board member or executive officer of another publicly held company;

●	relevant academic expertise or other proficiency in an area of the Company’s operations;

●	practical and mature business judgment, including ability to make independent analytical inquiries;

●	promotion of a diversity of business or career experience relevant to the Company’s success; and

●	any other relevant qualifications, attributes or skills.

The nominating and corporate governance committee evaluates each individual in the context of the board of directors as a whole, with the objective of assembling a group that can best maximize the success of the business and represent stockholder interests through the exercise of sound judgment using its diversity of experience in these various areas.

The nominating and corporate governance committee did not meet during the year ended December 31, 2021 as it was formed on October 22, 2021.

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Board Diversity Matrix

Our nominating and corporate governance committee is committed to promoting diversity on our board of directors. We have surveyed our current directors and asked each director to self-identify their race, ethnicity, and gender using one or more of the below categories. The results of this survey as of April 5, 2022 are included in the matrix below.

Board Composition
	Robert N. Weingarten	Mark Goldstone	Donald A. Gagliano, M.D.	Michaela Griggs	Bret Scholtes	David W. Evans
Gender Identity
Male	X	X	X		X
Female				X
Non-Binary
Did Not Disclose Gender						X
Demographic Background
African American or Black
Alaskan Native or Native American
Asian
Hispanic or Latinx
Native Hawaiian or Pacific Islander
White	X	X	X	X	X
Two or More Races or Ethnicities
LGBTQ+
Did Not Disclose Demographic Background						X

Code of Business Conduct and Ethics

The Company’s board of directors adopted a code of business conduct and ethics applicable to its employees, directors and officers, in accordance with applicable U.S. federal securities laws and the corporate governance rules of The Nasdaq Capital Market. The code of business conduct and ethics is publicly available on the Company’s website. Any substantive amendments or waivers of the code of business conduct and ethics or code of ethics for senior financial officers may be made only by the Company’s board of directors and will be promptly disclosed as required by applicable U.S. federal securities laws and the corporate governance rules of The Nasdaq Capital Market.

Corporate Governance Guidelines

The Company’s board of directors has adopted corporate governance guidelines in accordance with the corporate governance rules of The Nasdaq Capital Market.

Director Compensation

Only independent directors receive compensation for their service on the board of directors. The Company accrued or paid compensation to its directors for serving in such capacity in the year ended December 31, 2021, as shown in the table below.

Director	Year	Stock Awards	Fees Earned or Paid in Cash	Total
Mark Goldstone	2021	$24,521	$79,319	$103,840

Robert Weingarten	2021	$24,521	$117,125	$141,646

Donald A. Gagliano	2021	$24,521	$21,250	$45,771

Kelly Anderson (1)	2021	$24,521	$64,463	$88,894

Michaela Griggs (2)	2021	$30,437	$2,014	$32,451

(1) Ms. Anderson declined to stand for reelection to the board of directors and her term ended on October 22, 2021.

(2) Mrs. Griggs was appointed as a member of the board of directors on December 9, 2021.

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On December 5, 2019, the board of directors adopted a director compensation program for the Company’s independent directors consisting of both cash and equity compensation, beginning in 2020. In July 2020, the board of directors adopted a director compensation program for the Company’s independent directors consisting of both cash and equity compensation for service on the Strategy Committee (which was disbanded in November 2021 after having met 13 times during the year ended December 31, 2021). In February 2021, the board of directors adopted a director compensation program for the Company’s independent directors consisting of cash compensation for service on the newly formed Science Committee. Directors who are also officers do not receive any additional compensation for serving on any board committees. These programs consist of the following cash and equity compensation for independent directors:

Cash Compensation (payable quarterly)

●	Board service – $20,000 per year
●	Chair of the Board –$60,000 per year (inclusive of the board service compensation)
●	Chair of the Audit Committee – additional $10,000 per year
●	Chair of the Compensation Committee – additional $5,000 per year
●	Chair of the Strategy Committee (terminated in November 2021) – additional $40,000 per year, plus $1,000 per formal meeting held
●	Member of the Audit Committee – additional $5,000 per year
●	Member of the Compensation Committee – additional $2,500 per year
●	Member of the Strategy Committee (terminated in November 2021) – additional $36,000 per year, plus $1,000 per formal meeting held
●	Chair of the Nominating and Corporate Governance Committee – additional $7,500 per year (established in October 2021)
●	Member of the Nominating and Corporate Governance Committee – additional $2,500 per year (established in October 2021)

Equity Compensation

●	Initial grant for new director – five-year stock option to purchase 41,667 shares of Company common stock at the closing price of the Company’s common stock on the grant date, vesting 50% on the grant date and the remainder vesting 12.5% on the last day of each subsequent calendar quarter-end until fully vested, subject to continued service.

●	Annual grant – five-year stock option to purchase 16,667 shares of Company common stock granted on the earlier of the date of the Company’s annual meeting of stockholders or the last business day of the month ending June 30, vesting 12.5% on the last day of each subsequent calendar quarter-end until fully vested, subject to continued service.

●	Strategy Committee – five-year stock option to purchase 41,667 shares of Company common stock at $6.00 per share, vesting 50% on the grant date and the remainder vesting 12.5% on the last day of each subsequent calendar quarter-end until fully vested, subject to continued service. The committee was terminated on November 9, 2021.

For 2021, stock option awards issued to members of the Company’s board of directors had an exercise price of $1.76 per share, which was the closing price of our stock on Nasdaq on the grant date of such shares, with the exception of the shares issued to Michaela Griggs, which are exercisable at $0.91 per share, which was the closing price of our stock on Nasdaq on the grant date of her shares. Mrs. Griggs joined our board of directors in December 2021 and was granted shares in accordance with our policy regarding new board member service.

Required Vote for Approval

A plurality of the votes cast at the Annual Meeting is required to elect a nominee as a director.

Board Recommendation

The board of directors recommends a vote “FOR” the election of Robert N. Weingarten, Mark Goldstone, Donald A. Gagliano, M.D., Michaela Griggs, and Bret Scholtes as directors of the Company.

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PROPOSAL 2:

RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our board of directors has selected Weinberg & Company, P.A. (“Weinberg”) to audit our consolidated financial statements for the fiscal year ending December 31, 2022. Weinberg has audited our consolidated financial statements since the Company’s fiscal year ended December 31, 2013.

Although stockholder approval of the selection of Weinberg is not required by law, our board of directors believes it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the board of directors may reconsider its selection of Weinberg.

Fees of Independent Registered Public Accounting Firm

Weinberg acted as the Company’s independent registered public accounting firm for the years ended December 31, 2021 and 2020 and for the interim periods in such fiscal years. The following table shows the fees that were incurred by the Company for audit and other services provided by Weinberg for the years ended December 31, 2021 and 2020.

	Years Ended December 31,
	2021	2010
Audit Fees (a)	$197,159	$95,500
Tax Fees (b)	99,423	39,200
Other Fees (c)	66,277	120,500
Total	$362,859	$255,200

(a)	Audit fees represent fees for professional services provided in connection with the audit of the Company’s annual financial statements and the review of its financial statements included in the Company’s Quarterly Reports on Form 10-Q, and services that are normally provided in connection with statutory or regulatory filings.

(b)	Tax fees represent fees for professional services related to tax compliance, tax advice and tax planning.

(c)	Other fees represent fees for service related primarily to (i) our filing of certain registration statements in connection with capital financings completed by us in 2021, and (ii) work by Weinberg in connection with our acquisition of Activ Nutritional, LLC and related required SEC filings.

Pre-Approval Policies and Procedures

All audit related services, tax services and other services rendered by Weinberg were pre-approved by the Company’s audit committee. The audit committee has adopted a pre-approval policy that provides for the pre-approval of all services performed for the Company by its independent registered public accounting firm. Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in in this proposal.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of the independent registered public accounting firm.

Board Recommendation

The board of directors recommends a vote “FOR” the ratification of the appointment of Weinberg as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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AUDIT COMMITTEE REPORT

The following Audit Committee Report shall not be deemed to be “soliciting material,” deemed “filed” with the SEC or subject to the liabilities of Section 18 of the Exchange Act. Notwithstanding anything to the contrary set forth in any of the Company’s previous filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act that might incorporate by reference future filings, including this proxy statement, in whole or in part, the following Audit Committee Report shall not be incorporated by reference into any such filings.

The Audit Committee is comprised of three independent directors (as defined under Nasdaq Listing Rule 5605(a)(2)). The Audit Committee operates pursuant to a written charter which is reviewed annually by the Audit Committee.

Additionally, a brief description of the primary responsibilities of the Audit Committee is included in this Proxy Statement under the discussion of “Information Concerning the Board and Corporate Governance— Audit Committee.” Management is responsible for the preparation, presentation and integrity of the Company’s financial statements, for the appropriateness of accounting principles and financial reporting policies and for establishing and maintaining the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States.

In the performance of its oversight function, the Audit Committee reviewed and discussed with management and Weinberg & Company, P.A. (“Weinberg”), the Company’s audited consolidated financial statements as of and for the fiscal year ended December 31, 2021. In addition, the Audit Committee discussed with Weinberg the matters required to be discussed pursuant to Public Company Accounting Oversight Board (the “PCAOB”) Auditing Standard No. 1301 (Communications with Audit Committees).

The Audit Committee has received the written disclosures and the letter from Weinberg required by applicable requirements of the PCAOB regarding Weinberg’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with Weinberg such firm’s independence from management and the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the board of directors that the audited consolidated financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the SEC.

Submitted by the Audit Committee

Robert N. Weingarten – Chairman Donald Gagliano Mark Goldstone

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PROPOSAL 3:

APPROVAL OF AN INCREASE TO THE NUMBER OF AUTHORIZED SHARES ISSUABLE UNDER THE 2018 EQUITY INCENTIVE PLAN

The board of directors adopted the 2018 Equity Incentive Plan (the “2018 Plan”) in October 2018 and the 2018 Plan was approved by our stockholders in November 2018. The board of directors initially authorized the issuance of up to 6,000,0000 shares of common stock under the 2018 Plan. On January 30, 2019, the Company filed a certificate of amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate a one-for-two (1:2) reverse stock split (the “January Reverse Stock Split”). In addition, on March 1, 2021, the Company filed a certificate of amendment to its Certificate of Incorporation with the Secretary of State of the State of Delaware to effectuate a one-for-six (1:6) reverse stock split (the “March Reverse Stock Split” and together with the January Reverse Stock Split, the “Prior Reverse Stock Splits”). Following the Prior Reverse Stock Splits, up to 1,666,666 shares of common stock are authorized for issuance under the 2018 Plan.

As of the Record Date, excluding the requested share increase, there were 837,989 shares of common stock available for issuance under the 2018 Plan.

Reasons for the Proposed Amendment

Sufficient Shares Are Required to Attract, Motivate and Retain Key Employees and Non-Employee Directors

In connection with the Prior Reverse Stock Splits, the authorized number of shares of our common stock reserved for issuance under the 2018 was decreased such that 1,666,666 shares of common stock are currently authorized for issuance under the 2018 Plan. The board of directors believes that it is advisable and in the best interests of the Company and its stockholders to increase the number of shares reserved under the 2018 Plan from 1,666,666 shares of common stock to 10,000,000 shares of common stock to attract, motivate and retain key employees and non-employee directors. Additionally, as part of the Company’s recent capital raise in 2022, the Company issued an aggregate of 37,000,000 shares of common stock. Consequently, the board of directors believes that the number of shares authorized for issuance under the 2018 plan is inadequate and should be increased.

Executive Compensation is an Important Part of Our Compensation Program

The Compensation Committee established long-term equity-based compensation as an important element of our compensation program. The Compensation Committee emphasizes long-term equity-based compensation in order to (i) align participants’ interests with the interests of the Company’s stockholders in the long-term success of the Company; (ii) provide management with an equity ownership in the Company tied to Company performance; (iii) attract, motivate and retain key employees and non-employee directors; and (iv) provide incentive to management for continuous employment with the Company. The 2018 Plan is designed to advance these interests of the Company and its stockholders. Equity-based compensation under the 2018 Plan encourages executives to act as owners with an equity stake in the Company, discourages inappropriate risk-taking and contributes to the continuity and stability within the Company’s leadership.

The purpose of this requested increase in the number of authorized shares under the 2018 Plan is to continue to be able to attract, retain and motivate executive officers and other employees, non-employee directors and certain consultants. Upon stockholder approval of the amendment, additional shares of common stock will be reserved for issuance under the 2018 Plan, which will enable us to continue to grant equity awards to our officers, employees, consultants and non-employee directors at levels determined by the board of directors to be necessary to attract, retain and motivate the individuals who will be critical to our success in achieving its business objectives and thereby creating greater value for all our stockholders.

As described above, we are seeking stockholder approval of an amendment to increase the number of shares issuable under the 2018 Plan by 8,333,334 shares. Such amendment was adopted and approved by our board of directors on March 29, 2022. We believe that equity awards have been critical in attracting and retaining talented employees and officers, aligning their interests with those of stockholders, and focusing key employees on our long-term growth. We anticipate that option grants and other forms of equity awards such as restricted stock awards may become an increasing component in similarly motivating our consultants.

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In determining the amount of the increase contemplated by the proposed amendment to the 2018 Plan, the board of directors has taken into consideration the fact that, excluding the requested share increase, as of the Record Date, there were approximately 136,967,819 shares of our common stock outstanding on a fully-diluted basis, and the board of directors believes that this fully-diluted number, rather than the number of outstanding shares of the Company, is the relevant number in determining the appropriate number of shares available under the 2018 Plan. Additionally, the Company believes the increase is appropriate following the Prior Reverse Stock Splits. When approved by our stockholders in November 2018, the 6,000,000 (pre-split) shares initially authorized for issuance under the 2018 Plan represented approximately 14.9% of our common stock as calculated on a fully-diluted basis. In addition, when approved by our stockholders in September 2020, the additional 7,000,000 shares added to the number of shares reserved under the Plan, bringing the total number of shares reserved under the 2018 Plan to 10,000,000 shares (pre-split) represented approximately 11.3% of our issued and outstanding common stock as of September 30, 2020. Assuming the approval of this increase, the total number of shares of our common stock available for issuance under the 2018 Plan will be 10,000,000 shares, which will represent approximately 7.3% of our common stock as calculated on a fully-diluted basis.

Approval of the amendment to the 2018 Plan will permit us to continue to use stock-based compensation to align stockholder and employee interests and to motivate employees and others providing services to us or any subsidiary.

We Manage Our Equity Incentive Award Use Carefully and Dilution Is Reasonable

The Compensation Committee carefully monitors our total dilution and equity expense to ensure that we maximize stockholder value by granting only the appropriate number of equity awards necessary to attract, retain and motivate employees.

●	Based on historical usage and our internal growth plans, we expect that the proposed increase of shares to be reserved for issuance under the 2018 Plan to 10,000,000 shares would be sufficient for grants of awards until approximately 2024, assuming we continue to grant awards consistent with our historical usage and current practices, as reflected in our recent historical burn rate discussed below, and noting that future circumstances may require us to change our current equity grant practices. If the adoption of the amendment to increase the number of shares reserved for issuance under the 2018 Plan is approved, the share reserve under the 2018 Plan could last for a longer or shorter period of time, depending on our future equity grant practices, which we cannot predict with any degree of certainty at this time.

The following table shows certain key equity metrics over the past two fiscal years:

Key Equity Metrics	2021	2020
Equity burn rate(1)	2.34%	2.97%
Overhang(2)	6.82%	10.99%

(1)	Equity burn rate is calculated by dividing the number of shares subject to equity awards granted during the fiscal year by the weighted-average number of shares outstanding during the period.

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(2)	Overhang is calculated by dividing the sum of (x) the number of shares subject to equity awards outstanding at the end of the fiscal year and (y) the number of shares available for future grants, by the number of shares outstanding at the end of the fiscal year.

●	If the adoption of the amendment to increase the number of shares reserved for issuance under the 2018 Plan is approved, the issuance of the shares to be reserved under the 2018 Plan would dilute existing stockholders by an additional 13.57% on a fully diluted basis, based on the number of shares of our common stock outstanding as of the Record Date.

●	As described in the table above, the total aggregate equity value of the shares being requested for the increase in authorized shares under the 2018 Plan, based on the closing price of our common stock on the Record Date, is approximately $1,713,333.

In light of the factors described above, and the fact that the ability to continue to grant equity compensation is vital to our ability to continue to attract and retain employees in the competitive labor markets in which we compete, the board of directors has determined that the proposed adoption of the increase in the number of shares authorized for issuance under the 2018 Plan is reasonable and appropriate at this time. The board of directors will not create a subcommittee to evaluate the risks and benefits for issuing the shares under the 2018 Plan.

The 2018 Plan Reflects Compensation and Governance Best Practices

●	Shareholder approval is required for additional shares. The 2018 Plan does not contain an annual “evergreen” provision, pursuant to which the share pool would be automatically increased each year based on a specified formula.

●	No liberal share recycling. Shares retained by or delivered to the Company to pay the exercise price of stock options or stock appreciation rights or to satisfy withholding for taxes in connection with the exercise or settlement of an award will not be added back to the pool of available shares under the 2018 Plan and will not be available for future awards.

●	Repricing is not allowed. The 2018 Plan expressly prohibits the Company from repricing stock options without first obtaining stockholder approval.

●	No discount stock options. All stock options will have an exercise price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

●	No Reload Options. The 2018 Plan does not provide for reload options.

●

Fair Market Value. The fair market value of a share of common stock will equal the closing price of a share of common stock on the date of calculation (or the last preceding date if the common stock was not traded on such date).

●	Awards Subject to a Clawback Policy. Awards under the 2018 Plan will be subject to any compensation recoupment policy that the Company may adopt from time to time.

Description of Our 2018 Equity Incentive Plan

The following is a summary of the current material features of the 2018 Plan. This summary is qualified in its entirety by the full text of the 2018 Plan, a copy of which is attached to this proxy statement as Appendix A.

Shares Available; Certain Limitations. As a result of the Prior Stock Splits, the maximum number of shares of common stock currently reserved and available for issuance under the 2018 Plan is equal to 1,666,666. New shares reserved for issuance under the 2018 Plan may be authorized but unissued shares or shares that will have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If any shares subject to an award are forfeited, cancelled, exchanged or surrendered or if an award terminates or expires without a distribution of shares to the participant, the shares of common stock with respect to such award will, to the extent of any such forfeiture, cancellation, exchange, surrender, withholding, termination or expiration, again be available for awards under the 2018 Plan except that any shares of common stock surrendered or withheld as payment of either the exercise price of an award and/or withholding taxes in respect of an award will not again be available for awards under the 2018 Plan.

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Types of Awards. The 2018 Plan provides for the issuance of options, share appreciation rights (“SARs”), restricted shares, restricted stock units (“RSUs”), other share-based awards and cash awards to our officers, employees, directors, independent contractors and consultants.

Shares of common stock subject to an award under the 2018 Plan that remain unissued upon the cancellation or termination of the award will again become available for grant under the 2018 Plan. However, shares of common stock that are surrendered by a participant or withheld as payment of the exercise price in connection with any award under the 2018 Plan, as well as any shares of common stock exchanged by a participant or withheld to satisfy tax withholding obligations related to any award, will not be available for subsequent awards under the 2018 Plan. If an award is denominated in shares, but settled in cash, the number of shares of common stock previously subject to the award will again be available for grants under the 2018 Plan. If an award can only be settled in cash, it will not be counted against the total number of shares of common stock available for grant under the 2018 Plan. However, upon the exercise of any award granted in tandem with any other awards, such related awards will be cancelled as to the number of shares as to which the award is exercised and such number of shares will no longer be available for grant under the 2018 Plan.

Administration. The 2018 Plan will be administered by our board of directors, or if our board of directors does not administer the 2018 Plan, a committee of our board of directors that complies with the applicable requirements of Section 16 of the Exchange Act and any other applicable legal or stock exchange listing requirements (each of our board of directors or such committee, the “plan administrator”). The plan administrator may interpret the 2018 Plan and may prescribe, amend and rescind rules and make all other determinations necessary or desirable for the administration of the 2018 Plan, provided that, subject to the equitable adjustment provisions described below, the plan administrator will not have the authority to reprice or cancel and re-grant any award at a lower exercise, base or purchase price or cancel any award with an exercise, base or purchase price in exchange for cash, property or other awards without first obtaining the approval of our stockholders.

The 2018 Plan permits the plan administrator to select the eligible recipients who will receive awards, to determine the terms and conditions of those awards, including, but not limited to, the exercise price or other purchase price of an award, the number of shares of common stock or cash or other property subject to an award, the term of an award and the vesting schedule applicable to an award, and to amend the terms and conditions of outstanding awards.

Restricted Shares and RSUs. Restricted shares and RSUs may be granted under the 2018 Plan. The plan administrator will determine the purchase price, vesting schedule and performance goals, if any, applicable to the grant of restricted shares. Unless otherwise determined by the plan administrator, if the restrictions, performance goals or other conditions determined by the plan administrator are not satisfied, the restricted shares and RSUs will be forfeited. Subject to the provisions of the 2018 Plan and the applicable individual award agreement, the plan administrator has the sole discretion to provide for the lapse of restrictions in installments or the acceleration or waiver of restrictions (in whole or part) under certain circumstances, including the attainment of certain performance goals, a participant’s termination of employment or service or a participant’s death or disability. The rights of restricted share and RSU holders upon a termination of employment or service will be set forth in individual award agreements.

Unless the applicable award agreement provides otherwise, participants with restricted shares will generally have all of the rights of a stockholder during the restricted period, including the right to receive dividends declared with respect to such shares; provided, however, that dividends declared during the restricted period with respect to an award will only become payable if  (and to the extent) that the underlying restricted shares vest. During the restricted period, participants with RSUs will generally not have any rights of a stockholder, but will be credited with dividend equivalent rights, unless the applicable individual award agreement provides otherwise.

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Options. We may issue non-qualified stock options and “incentive stock options” (“ISOs”) (within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”)) under the 2018 Plan. The terms and conditions of any options granted to a participant will be set forth in an award agreement and, subject to the provisions in the 2018 Plan, will be determined by the plan administrator. The exercise price of any option granted under our 2018 Plan must be at least equal to the fair market value of our common stock on the date the option is granted (110% of fair market value in the case of ISOs granted to ten percent stockholders). The maximum term of an option granted under our 2018 Plan is ten years. The amount of incentive stock options that become exercisable for the first time in a particular year cannot exceed a value of  $100,000 per participant, determined using the fair market value of the shares on the date of grant.

Subject to our 2018 Plan, the plan administrator will determine the vesting and other terms and conditions of options granted under our 2018 Plan and the plan administrator will have the authority to accelerate the vesting of any option in its sole discretion. Treatment of an option upon termination of employment of a participant will be provided for by the plan administrator in the applicable award agreement.

Share Appreciation Rights. SARs may be granted under the 2018 Plan either alone or in conjunction with all or part of any option granted under the 2018 Plan. A free-standing SAR granted under the 2018 Plan entitles its holder to receive, at the time of exercise, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the free-standing SAR multiplied by the number of shares in respect of which the SAR is being exercised. An SAR granted in conjunction with all or part of an option under the 2018 Plan entitles its holder to receive, at the time of exercise of the SAR and surrender of the related option, an amount per share up to the excess of the fair market value (at the date of exercise) of a share of common stock over the exercise price of the related option multiplied by the number of shares in respect of which the SAR is being exercised. Each SAR will be granted with an exercise price that is not less than 100% of the fair market value of the related shares of common stock on the date of grant. Treatment of a SAR upon termination of employment of a participant will be provided for by the plan administrator in the applicable award agreement. The maximum term of all SARs granted under the 2018 Plan will be determined by the plan administrator, but may not exceed ten years. The plan administrator may determine to settle the exercise of an SAR in shares of common stock, cash, or any combination thereof.

Each free-standing SAR will vest and become exercisable (including in the event of the SAR holder’s termination of employment or service) at such time and subject to such terms and conditions as determined by the plan administrator in the applicable individual free-standing SAR agreement. SARs granted in conjunction with all or part of an option will be exercisable at such times and subject to all of the terms and conditions applicable to the related option.

Other Share-Based Awards. Other share-based awards, valued in whole or in part by reference to, or otherwise based on, shares of common stock (including dividend equivalents) may be granted under the 2018 Plan. The plan administrator will determine the terms and conditions of such other share-based awards, including the number of shares of common stock to be granted pursuant to such other share-based awards, the manner in which such other share-based awards will be settled (e.g., in shares of common stock, cash or other property), and the conditions to the vesting and payment of such other share-based awards (including the achievement of performance goals). The rights of participants granted other share-based awards upon the termination of employment with or service to us will be set forth in the award agreement. Any dividend or dividend-equivalent award issued under the 2018 Plan will be subject to the same restrictions and conditions as apply to the underlying award.

Cash Awards. Bonuses that are payable solely in cash may also be granted under the 2018 Plan, and may be granted contingent upon the achievement of performance goals. The rights of participants granted cash awards upon the termination of employment with or service to us will be set forth in the applicable award agreement.

Equitable Adjustments. In the event of a merger, amalgamation, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase, reorganization, special or extraordinary dividend or other extraordinary distribution (whether in the form of common shares, cash or other property), combination, exchange of shares, or other change in corporate structure affecting our common stock, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the 2018 Plan, (ii) the kind and number of securities subject to, and the exercise price of, any outstanding options and SARs granted under the 2018 Plan, (iii) the kind, number and purchase price of shares of common stock, or the amount of cash or amount or type of property, subject to outstanding restricted shares, RSUs and other share-based awards granted under the 2018 Plan and (iv) the terms and conditions of any outstanding awards (including any applicable performance targets). Equitable substitutions or adjustments other than those listed above may also be made as determined by the plan administrator. In addition, the plan administrator may terminate all outstanding awards for the payment of cash or in-kind consideration having an aggregate fair market value equal to the excess of the fair market value of the shares of common stock, cash or other property covered by such awards over the aggregate exercise price, if any, of such awards, but if the exercise price of any outstanding award is equal to or greater than the fair market value of the shares of common stock, cash or other property covered by such award, our board of directors may cancel the award without the payment of any consideration to the participant. With respect to awards subject to foreign laws, adjustments will be made in compliance with applicable requirements. Except to the extent determined by the plan administrator, adjustments to incentive stock options will be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code.

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Change in Control and Qualifying Termination. Unless otherwise determined by the plan administrator and evidenced in an award agreement, in the event that (i) a “change in control” (as defined below) occurs and (ii) a participant’s employment or service is terminated by us or any of our successors or affiliates without cause or by the participant for good reason (if applicable) within 12 months following the change in control, then (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award will lapse and such unvested awards will be deemed fully vested and any performance conditions imposed with respect to such awards will be deemed to be fully achieved at target performance levels. The Administrator may pursuant to its authority under the 2018 Plan, accelerate the vesting of the Options and SARs.

Definition of Change in Control. For purposes of the 2018 Plan, a “change in control” will mean, in summary, the first to occur of the following events: (i) a person or entity becomes the beneficial owner of more than 50% of our voting power; (ii) an unapproved change in the majority membership of our board of directors; (iii) a merger or consolidation of us or any of our subsidiaries, other than (A) a merger or consolidation that results in our voting securities continuing to represent 50% or more of the combined voting power of the surviving entity or its parent and our board of directors immediately prior to the merger or consolidation continuing to represent at least a majority of the board of directors of the surviving entity or its parent or (B) a merger or consolidation effected to implement a recapitalization in which no person is or becomes the owner of our voting securities representing more than 50% of our combined voting power; or (iv) stockholder approval of a plan of complete liquidation or dissolution of us or the consummation of an agreement for the sale or disposition of substantially all of our assets, other than a sale or disposition to an entity, more than 50% of the combined voting power of which is owned by our stockholders in substantially the same proportions as their ownership of us immediately prior to such sale or a sale or disposition to an entity controlled by our board of directors. However, a change in control will not be deemed to have occurred as a result of any transaction or series of integrated transactions following which our stockholders, immediately prior thereto, hold immediately afterward the same proportionate equity interests in the entity that owns all or substantially all of our assets.

Tax Withholding. Each participant will be required to make arrangements satisfactory to the plan administrator regarding payment of taxes up to the maximum statutory tax rates in the participant’s applicable jurisdiction with respect to any award granted under the 2018 Plan, as determined by the Company. We have the right, to the extent permitted by applicable law, to deduct any such taxes from any payment of any kind otherwise due to the participant. With the approval of the plan administrator, the participant may satisfy the foregoing requirement by either electing to have us withhold from delivery of shares of common stock, cash or other property, as applicable, or by delivering already owned unrestricted shares of common stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. We may also use any other method of obtaining the necessary payment or proceeds, as permitted by applicable law, to satisfy our withholding obligation with respect to any award.

Amendment and Termination of the 2018 Plan. The 2018 Plan provides our board of directors with authority to amend, alter or terminate the 2018 Plan, but no such action may impair the rights of any participant with respect to outstanding awards without the participant’s consent. The plan administrator may amend an award, prospectively or retroactively, but no such amendment may materially impair the rights of any participant without the participant’s consent. Stockholder approval of any such action will be obtained if required to comply with applicable law.

2018 Plan Term. The 2018 Plan will terminate on the tenth anniversary of the Effective Date (as defined in the 2018 Plan) (although awards granted before that time will remain outstanding in accordance with their terms).

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Clawback. If the Company is required to prepare a financial restatement due to the material non-compliance with any financial reporting requirement, then the plan administrator may require any Section 16 officer to repay or forfeit to the Company that part of the cash or equity incentive compensation received by that Section 16 officer during the preceding three years that the plan administrator determines was in excess of the amount that such Section 16 officer would have received had such cash or equity incentive compensation been calculated based on the financial results reported in the restated financial statement. The plan administrator may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid cash or equity incentive compensation and how much of such compensation to recoup from each Section 16 officer (which need not be the same amount or proportion for each Section 16 officer). The amount and form of the incentive compensation to be recouped shall be determined by the administrator in its sole and absolute discretion.

Indemnification. To the extent allowable pursuant to applicable law, each member of our board of directors and the plan administrator and any officer or other employee to whom authority to administer any component of the 2018 Plan is delegated shall be indemnified and held harmless by the Company from any loss or expense that may be reasonably incurred by such member in connection with any claim, action or proceeding in which he or she may be involved by reason of any action or failure to act pursuant to the 2018 Plan and against all amounts paid by him or her in satisfaction of judgment in such claim, action or proceeding against him or her, provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

United States Federal Income Tax Consequences

The following is a summary of certain United States federal income tax consequences of awards under the 2018 Plan. It does not purport to be a complete description of all applicable rules, and those rules (including those summarized here) are subject to change. The following summary does not discuss state, local or non-U.S. tax consequences.

Non-Qualified Stock Options. A participant who has been granted a non-qualified stock option will not recognize taxable income upon the grant of a non-qualified stock option. Rather, at the time of exercise of such non-qualified stock option, the participant will recognize ordinary income for income tax purposes in an amount equal to the excess of the fair market value of the shares purchased over the exercise price paid at the time of exercise. We generally will be entitled to an income tax deduction at such time and in the same amount that the participant recognizes ordinary income (subject to possible limitations imposed by the Code). Any gain or loss on the participant’s subsequent disposition of the shares will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant. We do not receive a tax deduction for any subsequent capital gain realized by the participant.

Incentive Stock Options. In general, no taxable income is realized by a participant upon the grant of an ISO. If shares of common stock are purchased by a participant, or option shares, pursuant to the exercise of an ISO granted under the 2018 Plan and the participant does not dispose of the option shares within the two-year period after the date of grant or within one year after the receipt of such option shares by the participant, such disposition a disqualifying disposition, then, generally (1) the participant will not realize ordinary income upon exercise and (2) upon sale of such option shares, any amount realized in excess of the exercise price paid for the option shares will be taxed to such participant as capital gain (or loss). We are not entitled to any deduction under these circumstances. The amount by which the fair market value of the common stock on the exercise date of an ISO exceeds the purchase price generally will constitute an item which increases the participant’s “alternative minimum taxable income.” If option shares acquired upon the exercise of an ISO are disposed of in a disqualifying disposition, the participant generally would include in ordinary income in the year of disposition an amount equal to the excess of the fair market value of the option shares at the time of exercise (or, if less, the amount realized on the disposition of the option shares), over the exercise price paid for the option shares. Subject to certain exceptions, an option generally will not be treated as an ISO if it is exercised more than three months following termination of employment. If an ISO is exercised at a time when it no longer qualifies as an ISO, such option will be treated as a nonqualified stock option as discussed above. In general, we will receive an income tax deduction at the same time and in the same amount (subject to possible limitations imposed by the Code) as the participant recognizes ordinary income.

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Stock Appreciation Rights. A participant who is granted an SAR generally will not recognize ordinary income upon receipt of the SAR. Rather, at the time of exercise of such SAR, the participant will recognize ordinary income for U.S. federal income tax purposes in an amount equal to the value of any cash received and the fair market value on the date of exercise of any shares received. We generally will be entitled to a tax deduction at such time and in the same amount, if any, that the participant recognizes as ordinary income. The participant’s tax basis in any common shares received upon exercise of an SAR will be the fair market value of the shares of common stock on the date of exercise, and if the shares are later sold or exchanged, then the difference between the amount received upon such sale or exchange and the fair market value of such shares on the date of exercise will generally be taxable as long-term or short-term capital gain or loss (if the shares are a capital asset of the participant) depending upon the length of time such shares were held by the participant.

Restricted Stock. A participant generally will not be taxed upon the grant of restricted shares, but rather will recognize ordinary income in an amount equal to the excess of the fair market value of the shares at the earlier of the time the shares become transferable or are no longer subject to a substantial risk of forfeiture (within the meaning of the Code) ) over the amount paid for such shares (if any). We generally will be entitled to a deduction at the time when, and in the amount that, the participant recognizes ordinary income on account of the lapse of the restrictions (subject to possible limitations imposed by the Code). A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation and not as dividend income, unless the individual has made an election under Section 83(b) of the Code. Under Section 83(b) of the Code, a participant may elect to recognize ordinary income at the time the restricted shares are awarded in an amount equal to their fair market value at that time, notwithstanding the fact that such shares are subject to restrictions or transfer and a substantial risk of forfeiture. If such an election is made, no additional taxable income will be recognized by such participant at the time the restrictions lapse, the participant will have a tax basis in the shares equal to their fair market value on the date of their award, and the participant’s holding period for capital gains purposes will begin at that time. The election under Section 83(b) of the Code must be made within 30 days from the time the restricted shares are issued. We generally will be entitled to a tax deduction at the time when, and to the extent that, ordinary income is recognized by such participant.

RSUs. In general, the grant of RSUs will not result in income for the participant or in a tax deduction for us. Upon the settlement of such an award in cash or shares, the participant will recognize ordinary income equal to the aggregate fair market value of the payment received, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Other Awards. With respect to other awards granted under the 2018 Plan, including other share-based award and cash awards, generally when the participant receives payment with respect to an award, the amount of cash and/or the fair market value of any common shares or other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction at the same time and in the same amount.

Section 162(m) Limitation. In general, under Section 162(m) of the Code, income tax deductions of publicly held corporations may be limited to the extent total compensation (including base salary, annual bonus, stock option exercises and non-qualified benefits) for covered employees exceeds $1.0 million (less the amount of any “excess parachute payments” as defined in Section 280G of the Code) in any taxable year of the corporation. Under the Tax Cuts and Jobs Act, the term “covered employee” now includes any individual who served as the chief executive officer or chief financial officer at any time during the taxable year and the three other most highly compensated officers for the taxable year, whether or not employed at year-end. Once an individual becomes a covered employee, that individual will remain a covered employee for all future years, including after termination or death.

Effects of Proposed Share Increase

The proposed share increase will not have any immediate effect on the rights of existing stockholders. However, our board of directors will have the authority to issue common stock without requiring future stockholder approval of such issuances, except as may be required by the Certificate of Incorporation, Nasdaq or applicable law. To the extent that the additional authorized shares of common stock are issued in the future, they could decrease the Company’s existing stockholders’ percentage equity ownership and could potentially have a dilutive effect on our earnings per share, book value per share and the voting power and interest of current stockholders.

Interests of Officers and Directors in this Proposal

Members of our board of directors and the executive officers are eligible to receive awards under the terms of the 2018 Plan, and they therefore have a substantial interest in Proposal 3.

Required Vote of Stockholders

The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve the increase in the number of shares available under the 2018 Plan to 10,000,000 shares.

Board Recommendation

The board of directors recommends a vote “FOR” Proposal 3.

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PROPOSAL 4:

REVERSE STOCK SPLIT PROPOSAL

Introduction

Our board of directors may approve an amendment to our Certificate of Incorporation, to combine the outstanding shares of our common stock into a lesser number of outstanding shares (a “Reverse Stock Split”). If approved by the stockholders as proposed, the board of directors would have the sole discretion to effect the Reverse Stock Split, if at all, within one year of the date the proposal is approved by stockholders and to fix the specific ratio for the combination within a range of no split to a maximum of a 1-for-30 split. The board of directors has the discretion to abandon the amendment and not implement the Reverse Stock Split.

If approved by our stockholders, this proposal would permit (but not require) the board of directors to effect a Reverse Stock Split of the outstanding shares of our common stock within one year of the date the proposal is approved by stockholders, at a specific ratio within a range of no split to a maximum of a 1-for-30 split, with the specific ratio to be fixed within this range by the board of directors in its sole discretion without further stockholder approval. We believe that enabling the board of directors to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.

In fixing the ratio, the board of directors may consider, among other things, factors such as: the initial and continued listing requirements of The Nasdaq Capital Market; the number of shares of our common stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.

The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of an amendment to our Certificate of Incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by the board of directors based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the board of directors reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, the board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The proposed form of amendment to our Certificate of Incorporation to effect the Reverse Stock Split is attached as Appendix B to this proxy statement. Any amendment to our Certificate of Incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the board of directors, within the range approved by our stockholders.

Reasons for the Reverse Stock Split

Our primary reasons for approving and recommending the Reverse Stock Split are (i) because in connection with our February 2022 offering we agreed to use reasonable best efforts to maintain the listing of our common stock on The Nasdaq Capital Market and (ii) to make our common stock more attractive to certain institutional investors, which would provide for a stronger investor base and to increase the per share price and bid price of our common stock to regain compliance with the continued listing requirements of Nasdaq.

On January 25, 2022, we received a written notice (the “Notice”) from Nasdaq that we were not in compliance with Nasdaq Listing Rule 5550(a)(2)( the “Rule”) as the minimum bid price of our common stock had been below $1.00 per share for 30 consecutive business days. In accordance with Nasdaq Listing Rule 5810(c)(3)(A), we have until July 25, 2022 to regain compliance with the minimum bid price requirement. We will monitor the closing bid price of our common stock and will consider all of our options to regain compliance with Nasdaq’s minimum bid price requirement. There can be no assurance that we will regain compliance with the minimum bid price requirement or maintain compliance with any of the other Nasdaq continued listing requirements.

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Reducing the number of outstanding shares of common stock should, absent other factors, generally increase the per share market price of the common stock. Although the intent of the Reverse Stock Split is to increase the price of the common stock, there can be no assurance, however, that even if the Reverse Stock Split is effected, that the bid price of our common stock will be sufficient, over time, for us to regain or maintain compliance with the Nasdaq minimum bid price requirement.

In addition, we believe the Reverse Stock Split will make our common stock more attractive to a broader range of investors, as we believe that the current market price of the common stock may prevent or limit certain institutional investors, professional investors and other members of the investing public from purchasing stock. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Furthermore, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. We believe that the Reverse Stock Split will make our common stock a more attractive and cost effective investment for many investors, which in turn could enhance the liquidity of the holders of our common stock.

Reducing the number of outstanding shares of our common stock through the Reverse Stock Split is intended, absent other factors, to increase the per share market price of our common stock. However, other factors, such as our financial results, market conditions and the market perception of our business may adversely affect the market price of our common stock. As a result, there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above, that the market price of our common stock will increase following the Reverse Stock Split, that as a result of the Reverse Stock Split we will be able to meet or maintain a bid price over the minimum bid price requirement of Nasdaq or that the market price of our common stock will not decrease in the future. Additionally, we cannot assure you that the market price per share of our common stock after the Reverse Stock Split will increase in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split. Accordingly, the total market capitalization of our common stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split.

Potential Effects of the Proposed Amendment

If our stockholders approve the Reverse Stock Split and the board of directors effects it, the number of shares of common stock issued and outstanding will be reduced, depending upon the ratio determined by the board of directors. The Reverse Stock Split will affect all holders of our common stock uniformly and will not affect any stockholder’s percentage ownership interest in our Company, except that as described below in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In addition, the Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).

The Reverse Stock Split will not change the terms of the common stock. Additionally, the Reverse Stock Split will have no effect on the number of shares of common stock that we are authorized to issue. After the Reverse Stock Split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock will remain fully paid and non-assessable.

After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.

Registered “Book-Entry” Holders of Common Stock

Our registered holders of common stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the common stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.

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Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split common stock.

Holders of Certificated Shares of Common Stock

Stockholders holding shares of our common stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our common stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split common stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split common stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split common stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.

STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

We will not issue fractional shares in connection with the Reverse Stock Split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of common stock to round up to the next whole share. In any event, cash will not be paid for fractional shares.

Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants

Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of common stock being delivered upon such exercise immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.

Accounting Matters

The proposed amendment to our Certificate of Incorporation will not affect the par value of our common stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the common stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.

Certain Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our common stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our common stock that is either:

●	an individual citizen or resident of the United States;

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●	a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

●	a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Code, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.

This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our common stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our common stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own common stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.

Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.

General Tax Treatment of the Reverse Stock Split

The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Certain filings with the Internal Revenue Service must be made by us and certain ‘significant holders” of our common shares in order for the reverse stock Split to qualify as a reorganization. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our common shares for a lesser number of common shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of common shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our common stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the common shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our common stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our common stock surrendered to the shares of our common stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our common stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.

THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON SHARES SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in in this proposal.

Required Vote of Stockholders

The affirmative vote of the holders of a majority of the outstanding shares of our common stock is required to approve this proposal.

Board Recommendation

The board of directors recommends a vote “FOR” Proposal 4.

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EXECUTIVE OFFICERS

The table below identifies and sets forth certain biographical and other information regarding our executive officers as of the Record Date. There are no family relationships among any of our executive officers or directors.

Name	Age	Position(s)

Bret Scholtes	52	President and Chief Executive Officer, and Director

Jeffrey Benjamin	57	Chief Accounting Officer

Craig Sheehan	51	Chief Commercial Officer

See “Proposal No. 1—Election of Directors” for biographical and other information regarding Bret Scholtes.

Jeffrey Benjamin

Jeffrey Benjamin has served as our Chief Accounting Officer since August 1, 2021. From April 2021 through July 2021, Mr. Benjamin has served as the Corporate Controller of the Company. From January 2020 to February 2020, Mr. Benjamin served as a consultant to Capstone Turbine, a provider of clean and green on-site energy solutions, and from September 2019 until January 2020, he served as Consulting Controller of Mendocino Farms Sandwich Market. In addition, from October 2017 until April 2018, Mr. Benjamin served as VP Finance of Ritter Pharmaceuticals, Inc. (currently known as Qualigen Therapeutics, Inc. (NASDAQ-CM: QLGN)), a biotechnology company currently focused on developing novel therapeutics for the treatment of cancer and infectious diseases, and from February 2017 to October 2017, he served as Consulting Controller of Unified Grocers, a wholesale grocery cooperative, which subsequently merged with SUPERVALU. Mr. Benjamin previously served in various other capacities including, but not limited to, Principal of Tatum by Randstad; Chief Financial Officer of Communications Infrastructure Corporation; Corporate Controller of Liaison Technologies; Vice President, Corporate Controller of Internap Network Services Corp; and Controller of UPS Capital. Mr. Benjamin is a Certified Public Accountant in the State of New York and received his B.A. in accounting and information systems from Queens College, City University of New York.

Craig Sheehan

Mr. Sheehan has served as our Chief Commercial Officer since June 2021. For the prior four years, Mr. Sheehan was the senior executive responsible for the Viactiv brand of products with the prior owner, Adare Pharmaceuticals, Inc. Prior to Adare Pharmaceuticals, Inc., Mr. Sheehan spent 20 years in key marketing leadership positions at Church & Dwight, where he drove the growth of such iconic, science-backed brands as Arm & Hammer®, First Response®, OxiClean®, and Vitafusion®.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the total compensation paid or accrued during the fiscal years ended December 31, 2021 and 2020 to (i) our Chief Executive Officer, and (ii) our two next most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2021 and were serving as executive officers as of such date (we refer to these individuals as the “Named Executive Officers”).

Executive	Year	Salary	Bonus	Stock Awards	All Other Compensation	Total
Bret Scholtes, Chief Executive Officer, President and Director (1)	2021	$400,000	$280,000	$1,117,839	$-	$1,797,839
	2020	$-	$-	$-	$-	$-
Michael Favish, Former President and Chief Executive Officer and Former Director (2)	2021	$148,958	$-	$-	$-	$148,958
	2020	$325,000	$-	$-	$32,197	$357,197
Craig Sheehan, Chief Commercial Officer (3)	2021	$145,833	$125,000	$148,802	$-	$419,635
	2020	$-	$-	$-	$-	$-
David W. Evans, former Interim Chief Executive Officer and President, former Chief Science Officer and Director (4)	2021	$208,282	$-	$-	$28,649	$236,931
	2020	$273,211	$-	$37,816	$-	$311,027

Andrew Schmidt (5)	2021	$131,628	$-	$-	$9,605	$141,234
	2020	$114,583	$-	$423,489	$-	$538,072

(1) Bret Scholtes was appointed as Chief Executive Officer, President and a director of the Company on January 6, 2021.

(2) Effective June 12, 2020, Michael Favish terminated his employment as Chief Executive Officer and President of the Company and resigned as a member of the board of directors. Mr. Favish was not an executive officer of the Company during any portion of the year ended December 31, 2021. Mr. Favish was awarded a stock option grant on April 9, 2019 for 208,334 shares of the Company’s common stock at an exercise price of $26.40 per share (110% of the Company’s initial public offering price per common share) pursuant to his employment agreement (the “Favish Option”). In connection with the termination of employment, the Company agreed to pay Mr. Favish a severance payment of $325,000, to be paid out over 12 months. Compensation for 2021 represents solely cash severance payments that terminated in June 2021. Additionally, the Company agreed that the Favish Option shall remain exercisable for a period of 12 months from June 12, 2020 in lieu of the 90 days provided for under the terms of the original stock option agreement following the termination. The Favish Option ceased to vest upon his separation from the Company. Mr. Favish did not exercise any of his options granted pursuant to the Favish Option and those options have terminated. Compensation for 2020 consists of cash-based compensation. All Other Compensation for 2020 associated with Mr. Favish primarily includes payout of accrued vacation upon his termination.

(3) Craig Sheehan was appointed as Chief Commercial Officer on June 2, 2021.

(4) Dr. Evans acted as Interim Chief Executive Officer of the Company from June 12, 2020 to January 6, 2021. In addition, the Company entered into a Consulting Agreement with Dr. Evans dated as of September 29, 2017 (as amended, the “Evans Consulting Agreement”) pursuant to which Dr. Evans served as the Company’s Chief Science Officer and, in 2020, was paid $17,500 per month as an employee of the Company. The Company and Dr. Evans entered into an amendment to the Evans Consulting Agreement, which amendment, effective as of June 12, 2020, (1) acknowledged Dr. Evan’s appointment as Interim Chief Executive Officer and Interim President and (2) increased his compensation by $10,000 per month for each month that he remained Interim Chief Executive Officer and Interim President. Dr. Evans ceased being Chief Science Officer on December 31, 2021, when the Evans Consulting Agreement was not renewed by the Company. After January 6, 2021 and through December 31, 2021, when the Company elected not to renew the Evans Consulting Agreement, Dr. Evans was paid $17,500 per month.

(5) Mr. Schmidt was appointed as Chief Financial Officer of the Company effect as of July 20, 2020 and resigned as Chief Financial Officer of the Company effective as of July 12, 2021. The Company and Mr. Schmidt entered into an employment agreement dated July 20, 2020 (the “Effective Date”) pursuant to which Mr. Schmidt’s annual base salary was $250,000. In addition, on the Effective Date, Mr. Schmidt was granted an award of 166,667 stock options under the Company’s 2018 Plan, at an exercise price of $6.00 per share, all of which stock options have terminated. All other compensation for 2021 primarily consisted of the payout of accrued vacation upon Mr. Schmidt’s resignation.

Employment Agreements

Bret Scholtes

The Company and Mr. Scholtes entered into an employment agreement (the “Scholtes Employment Agreement”), effective on January 6, 2021 (the “Scholtes Effective Date”), pursuant to which Mr. Scholtes’ annual base salary is $400,000. The Scholtes Employment Agreement provides that Mr. Scholtes shall have an annual target cash bonus opportunity of no less than $400,000 (the “Bonus”) based on the achievement of Company and individual performance objectives to be determined in good faith by the board of directors in advance and in consultation with Mr. Scholtes (the “Performance Objectives”). The initial term of the Scholtes Employment Agreement is through December 31, 2023, with automatic one-year renewals, unless either party provides written notice of a non-renewal in accordance with the terms of the Scholtes Employment Agreement (the “Term”). The Scholtes Employment Agreement also includes standard benefits, as well as customary non-compete, non-solicitation, intellectual property assignment and confidentiality provisions that are customary in the Company’s industry.

In addition, effective as of the Scholtes Effective Date, Mr. Scholtes was granted an award of a number of stock options equal to 1% of the issued and outstanding number of shares of the Company’s common stock (the “Stock Options”) pursuant to the Company’s 2018 Plan, at an exercise price equal to the closing price of the Company’s common stock on the Scholtes Effective Date. One-third of the Stock Options shall vest and become exercisable the first anniversary of the Scholtes Effective Date, and the balance of the Stock Options shall vest ratably in equal installments for the 24 months thereafter, subject to continued service, and shall vest in full upon a Change in Control (as defined in the 2018 Plan). Additionally, the Company granted unvested shares of common stock in an amount equal to1% of the number of shares of Company common stock issued and outstanding on the Scholtes Effective Date (the “Stock Grant”) to Mr. Scholtes under the 2018 Plan. The shares underlying the Stock Grant became vested in full on January 6, 2022.

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Additionally, Mr. Scholtes shall be granted (i) additional stock options equal to 2% of the Company’s issued and outstanding shares of common stock on the date of grant if the Company achieves specified written performance objectives established by the board of directors for the Company’s fiscal years ending December 31, 2021 and December 31, 2022 and (ii) additional stock options equal to either 2% or 3% of the Company’s issued and outstanding shares of common stock on the date of grant if the Company meets certain financial objectives during the first five years following the Scholtes Effective Date.

If Mr. Scholtes’ employment is terminated by the Company without cause (as defined in the Scholtes Employment Agreement), if the Term expires after a notice of non-renewal is delivered by the Company, or if Mr. Scholtes’ employment is terminated following a Change of Control, Mr. Scholtes will be entitled to (a) 12 months base salary, (b) the prorated portion of the Bonus for the year in which the termination occurs, based on actual performance, and (c) base salary and benefits accrued through the date of termination.

Craig Sheehan

The Company and Mr. Sheehan entered into an employment agreement (the “Sheehan Employment Agreement”), dated June 2, 2021 (the “Sheehan Effective Date”), pursuant to which Mr. Sheehan shall serve as the Company’s Chief Commercial Officer. Mr. Sheehan’s annual base salary is $250,000. The Sheehan Employment Agreement provides that Mr. Sheehan shall have an annual target cash bonus opportunity of no less than 50% of his base salary (the “Sheehan Bonus”) based on the achievement of Company and individual performance objectives to be determined in good faith by the board of directors in advance and in consultation with Mr. Sheehan. The initial term of the Sheehan Employment Agreement is one year, with automatic one-year renewals, unless either party provides written notice of a non-renewal in accordance with the terms of the Sheehan Employment Agreement (the “Sheehan Term”).

Mr. Sheehan is also entitled to certain other benefits consistent with those provided to other senior executives of the Company. In addition, effective as of the Sheehan Effective Date, Mr. Sheehan was granted awards under the 2018 Plan for 50,000 stock options (the “Sheehan Options”) at an exercise price of $1.61 per share, and 50,000 restricted shares of the Company’s common stock (the “Sheehan Shares”). The Sheehan Options and the Sheehan Shares vest and become exercisable ratably over three years from June 30 of each year commencing on June 30, 2022, subject to continued service, and shall vest in full upon a Change in Control (as defined in the 2018 Plan).

If Mr. Sheehan’s employment is terminated by the Company without cause (as defined in the Sheehan Employment Agreement), if the Sheehan Term expires after a notice of non-renewal is delivered by the Company, or if Mr. Sheehan’s employment is terminated following a Change of Control, Mr. Sheehan will be entitled to (a) six months’ base salary, (b) the prorated portion of the Sheehan Bonus for the year in which the termination occurs, based on actual performance, and (c) base salary and benefits accrued through the date of termination.

David Evans

The Company entered into the Evans Consulting Agreement on September 29, 2017 pursuant to which Dr. Evans served as the Company’s Chief Science Officer and was to be paid $17,500 per month as an employee of the Company. The Company and Dr. Evans entered into an amendment to the Evans Consulting Agreement, which amendment, effective as of June 12, 2020, (1) acknowledged Dr. Evan’s appointment as Interim Chief Executive Officer and Interim President and (2) increased his compensation by $10,000 per month for each month that he remained Interim Chief Executive Officer and Interim President. After January 6, 2021 and through December 31, 2021, the effective date of the termination of the Evans Consulting Agreement resulting from the Company’s election not to renew the Evans Consulting Agreement, Dr. Evans was paid $17,500 per month. The monthly payment has ceased.

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Andrew C. Schmidt

The Company and Mr. Schmidt entered into an employment agreement (the “Schmidt Employment Agreement”), dated July 20, 2020 (the “Schmidt Effective Date”), pursuant to which Mr. Schmidt’s annual base salary was $250,000. The Schmidt Employment Agreement provided that Mr. Schmidt would have an annual target cash bonus opportunity of no less than $175,000 (the “Schmidt Bonus”) based on the achievement of Company and individual performance objectives to be determined in good faith by the board of directors in advance and in consultation with Mr. Schmidt (the “Schmidt Performance Objectives”), provided, however, that the parties acknowledged and agreed that up to an aggregate of $100,000 of the Schmidt Bonus would be payable upon the closing(s) of one or more mergers and acquisition transactions as determined at the discretion of the board of directors, and $75,000 would be payable upon the satisfactory completion of the Schmidt Performance Objectives. The initial term of the Schmidt Employment Agreement was through July 20, 2021, with automatic one-year renewals, unless either party provides written notice of a non-renewal in accordance with the terms of the Schmidt Employment Agreement (the “Schmidt Term”). Mr. Schmidt resigned effective on June 12, 2021.

Mr. Schmidt was also entitled to certain other benefits consistent with those provided to other senior executives of the Company. In addition, effective as of the Effective Date, Mr. Schmidt was granted an award of 166,667 stock options (the “Schmidt Stock Options”) pursuant to the 2018 Plan, at an exercise price of $6.00 per share. The Schmidt Stock Options were scheduled to vest and become exercisable in 12 equal installments on the last day of each of the subsequent 12 calendar quarter-end dates following the Schmidt Effective Date (the first of such dates to be September 30, 2020), subject to continued service, and would vest in full upon a Change in Control (as defined in the2018 Plan). The Schmidt Stock Options have terminated.

If Mr. Schmidt’s employment was terminated by the Company without cause (as defined in the Schmidt Employment Agreement), if the Schmidt Term expired after a notice of non-renewal was delivered by the Company or if Mr. Schmidt’s employment was terminated following a Change of Control (as defined in the 2018 Plan), Mr. Schmidt would be entitled to (a) six months’ base salary, (b) the prorated portion of the Schmidt Bonus for the year in which the termination occurred, based on actual performance and (c) base salary and benefits accrued through the date of termination. Mr. Schmidt terminated his employment effective July 12, 2021. He did not receive any additional compensation in connection with the termination of his employment.

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Outstanding Equity Awards at Fiscal Year-End

The following table provides information regarding outstanding stock options and restricted stock unit awards held by each of our named executive officers that were outstanding as of December 31, 2021. There were no stock awards or other equity awards outstanding as of December 31, 2021.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) (Exercisable)	Number of Securities Underlying Unexercised Options (#) (Unexercisable)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that Have Not Vested ($)
Bret Scholtes	-	152,671	(1)	-	3.95	1/6/2031		152,671	(5)	38,168	-	-
Craig Sheehan	-	50,000	(2)	-	1.61	6/2/2031		50,000	(6)	12,500	-	-
Michael Favish	-	208,334		-	26.40	4/9/2024	(3)	-		-	-	-
David Evans	12,498	4,169		-	6.00	6/30/2030		-		-	-	-
Andrew Schmidt	-	166,667		-	6.00	7/20/2030	(4)	-		-	-	-

(1) One-third of the shares subject to the option will vest on January 6, 2022 and the remaining two-thirds of the shares subject to the option will vest ratably in equal installments for the 24 months thereafter, subject to continued service.

(2) One-third of the stock options shall vest on June 30, 2022, one-third of the stock options shall vest on June 30, 2023 and the remainder of the stock options shall vest on June 30, 2024.

(3) Michael Favish held options to acquire shares of the Company’s common stock, none of which were exercised prior to their termination on June 12, 2021.

(4) Andrew Schmidt held options to acquire shares of the Company’s common stock, none of which were exercised prior to their termination on October 12, 2021.

(5) “RSUs” related to 152,671 shares of the Company’s common stock were granted to Mr. Scholtes on January 6, 2021 under the Company’s 2018 Plan. The RSUs vested in full on January 6, 2022.

(6) “RSUs” related to 50,000 shares of the Company’s common stock were granted to Mr. Sheehan on June 2, 2021 under the Company’s 2018 Plan. The RSUs, subject to Mr. Sheehan’s continued employment, vest  33.3% on June 30, 2022, 33.3% on June 30, 2023 and the remainder on June 30, 2024.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of shares of our common stock as of April 18, 2022, based on 61,426,993 shares issued and outstanding by (i) each person known to beneficially own more than 5% of our outstanding common stock, (ii) each of our directors, (iii) our executive officers and (iv) all directors and executive officers as a group. Beneficial ownership is determined in accordance with SEC rules and includes shares over which the indicated beneficial owner exercises voting and/or investment power. Shares of common stock that are currently exercisable or convertible within 60 days of April 18, 2022 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage beneficial ownership of such person, but are not treated as outstanding for the purpose of computing the percentage beneficial ownership of any other person. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares beneficially owned, subject to community property laws, where applicable. Unless otherwise indicated, the address of each beneficial owner listed below is c/o Guardion Health Sciences, Inc., 2925 Richmond Avenue, Suite 1200, Houston, Texas 77098.

Beneficial Owner	Shares of Common Stock Beneficially Owned		Percentage
Directors and Executive Officers:
Bret Scholtes (1)	404,251		*	%
Robert N. Weingarten (2)	178,641		*	%
Mark Goldstone (3)	147,441		*	%
Donald A. Gagliano (4)	48,580		*	%
David Evans (5)	272,332		*	%
Michaela Griggs(6)	23,437		*	%
Jeffrey Benjamin	-		*	%
Craig Sheehan (7)	-		*	%
All Officers and Directors as a Group (8 persons) (8)	1,074,682		1.74%
5% or Greater Shareholders:
Intracoastal Capital LLC (9) 245 Palm Trail Delray Beach, FL 33483	5,000,000	(10)	7.53%

* Less than 1%.

(1)	Includes (i) 332,155 shares of common stock; and (ii) 72,096 shares of common stock underlying options. Does not include 80,575 shares of common stock underlying options.

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(2)	Includes (i) 118,750 shares of common stock; and (ii) 59,891 shares of common stock underlying options. Does not include 15,110 shares of common stock underlying options.

(3)	Includes (i) 87,550 shares of common stock; and (ii) 59,891 shares of common stock underlying options. Does not include 15,110 shares of common stock underlying options.

(4)	Includes (i) 27,750 shares of common stock; and (ii) 20,830 shares of common stock underlying options. Does not include 12,504 shares of common stock underlying options.

(5)	Includes (i) 257,417 shares of common stock; (ii) 334 shares of common stock underlying warrants; and (iii) 14,581 shares of common stock underlying options. Does not include 2,086 shares of common stock underlying options.

(6)	Includes 23,437 shares of common stock underlying options. Does not include 18,230 shares of common stock underlying options.

(7)	Does not include (i) 50,000 shares of common stock underlying options and (ii) 50,000 restricted stock units.

(8)	Includes 246,819 shares of common stock underlying options and warrants held by all directors and officers as a group. Does not include 197,856 shares of common stock underlying options held by all directors and officers as a group.

(9)	Pursuant to the Schedule 13G filed by Intracoastal Capital LLC (“Intracoastal”) on February 28, 2022 (the “Intracoastal 13G”), Mitchell P. Kopin and Daniel B. Asher, each of whom are managers of Intracoastal, have shared voting control and investment discretion over the securities reported herein that are held by Intracoastal. As a result, each of Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership (as determined under Section 13(d) of the Exchange Act) of the securities reported herein that are held by Intracoastal. The address of Intracoastal is 245 Palm Trail, Delray Beach, FL 33483.

(10)	Pursuant to the Intracoastal 13G, this amount represents warrants to purchase up to 5,000,000 shares of common stock. The warrants contain an ownership limitation such that the holder may not exercise such warrants to the extent that such exercise would result in the holder’s beneficial ownership being in excess of 9.99% of the Company’s issued and outstanding common stock together with all shares owned by the holder and its affiliates.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS AND DIRECTOR INDEPENDENCE

During our fiscal years ended December 31, 2021 and December 31, 2020 we were not a party to any transactions in which the amount involved in the transaction exceeded the lesser of $120,000 or 1% of the average of our total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest, other than equity and other compensation, termination, change in control and other arrangements, which are described elsewhere in this proxy statement.

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OTHER MATTERS

The board of directors knows of no other business, which will be presented to the Annual Meeting. If any other business is properly brought before the Annual Meeting, proxies in the enclosed form will be voted in accordance with the judgment of the persons voting the proxies.

We will bear the cost of soliciting proxies in the accompanying form. In addition to the use of the mails, proxies may also be solicited by our directors, officers or other employees, personally or by telephone, facsimile or email, none of whom will be compensated separately for these solicitation activities. We have engaged Kingsdale Advisors to assist in the solicitation of proxies. We will pay a fee of approximately $90,000 plus reasonable out-of-pocket charges to Kingsdale Advisors for such services.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting virtually, at your request, we will cancel your previously submitted proxy.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders must submit the proposal to us at our corporate headquarters no later than December 22, 2022, which proposal must be made in accordance with the provisions of Rule 14a-8 of the Exchange Act. In the event the date of the 2023 Annual Meeting of Stockholders has been changed by more than 30 days from the date of the 2022 Annual Meeting, stockholders who intend to have a proposal considered for inclusion in our proxy materials for presentation at our 2023 Annual Meeting of Stockholders must submit the proposal to us at our office no later than a reasonable time before we begin to print and send our proxy materials for our 2023 Annual Meeting of Stockholders. Stockholders who intend to present a proposal at our 2023 Annual Meeting of Stockholders without inclusion of the proposal in our proxy materials are required to provide notice of such proposal to our Corporate Secretary so that such notice is received by our Corporate Secretary at our principal executive offices on or after January 17, 2023, but no later than February 16, 2023; provided, however, that in the event that the date of the 2023 Annual Meeting of Stockholders is more than 30 days before or after the anniversary date of the 2022 Annual Meeting, notice by the stockholder to be timely must be so received not later than the close of business on the 15th day following the day on which notice of the date of the 2023 Annual Meeting is mailed or public disclosure is made, whichever first occurs. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

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Any director candidates recommended by security holders would be referred to the nominating and corporate governance committee for consideration. The committee would review the qualifications of such director candidate and make a report to the board of directors. The board would then consider whether such candidate, taking into account various relevant factors, such as diversity, equity position in the company, background, experience, reputation, membership in other public company boards, business relationships, and potential contribution to the Company’s business and development, should be offered a position on the board of directors, either by appointment or at the next shareholders meeting.

HOUSEHOLDING

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a proxy statement or other Annual Meeting materials addressed to those stockholders. This process, which is commonly referred to as householding, potentially provides extra convenience for stockholders and cost savings for companies. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

If you share an address with another stockholder and have received multiple copies of our proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the proxy materials, as requested, to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of our proxy materials either now or in the future, please contact us at 2925 Richmond Avenue, Suite 1200, Houston, TX 77098, Attn: Corporate Secretary. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of our proxy materials either now or in the future, please contact your brokerage firm or bank.

ANNUAL REPORT

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 may be obtained without charge by writing to the Company’s Secretary, 2925 Richmond Avenue, Suite 1200, Houston, TX 77098.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Robert N. Weingarten
Robert N. Weingarten
April 21, 2022	Chairman of the Board of Directors

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APPENDIX A

GUARDION HEALTH SCIENCES, INC.

2018 EQUITY INCENTIVE PLAN

Section 1. Purpose of Plan.

The name of the Plan is the Guardion Health Sciences, Inc. 2018 Equity Incentive Plan. The purposes of the Plan are to (i) provide an additional incentive to selected employees, directors, independent contractors and consultants of the Company or its Affiliates whose contributions are essential to the growth and success of the Company, (ii) strengthen the commitment of such individuals to the Company and its Affiliates, (iii) motivate those individuals to faithfully and diligently perform their responsibilities and (iv) attract and retain competent and dedicated individuals whose efforts will result in the long-term growth and profitability of the Company. To accomplish these purposes, the Plan provides that the Company may grant Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share-Based Awards, Cash Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:

(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 hereof.

(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified as of any date of determination.

(c) “Applicable Laws” means the applicable requirements under U.S. federal and state corporate laws, U.S. federal and state securities laws, including the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Awards are granted under the Plan, as are in effect from time to time.

(d) “Award” means any Option, Share Appreciation Right, Restricted Share, Restricted Stock Unit, Other Share-Based Award or Cash Award granted under the Plan.

(e) “Award Agreement” means any written notice, agreement, contract or other instrument or document evidencing an Award, including through electronic medium, which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

(f) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.

(g) “Board” means the Board of Directors of the Company.

(h) “Bylaws” mean the bylaws of the Company, as may be amended and/or restated from time to time.

(i) “Cash Award” means cash awarded under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of performance goals or otherwise as permitted under the Plan.

(j) “Cause” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Cause,” then “Cause” means (i) the conviction, guilty plea or plea of “no contest” by the Participant to any felony or a crime involving moral turpitude or the Participant’s commission of any other act or omission involving dishonesty or fraud, (ii) the substantial and repeated failure of the Participant to perform duties of the office held by the Participant, (iii) the Participant’s gross negligence, willful misconduct or breach of fiduciary duty with respect to the Company or any of its Subsidiaries or Affiliates, (iv) any breach by the Participant of any restrictive covenants to which the Participant is subject, and/or (v) the Participant’s engagement in any conduct which is or can reasonably be expected to be materially detrimental or injurious to the business or reputation of the Company or its Affiliates. Any voluntary termination of employment or service by the Participant in anticipation of an involuntary termination of the Participant’s employment or service, as applicable, for Cause shall be deemed to be a termination for Cause.

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(k) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) special or extraordinary dividend or other extraordinary distribution (whether in the form of cash, Common Stock or other property), stock split, reverse stock split, share subdivision or consolidation, (iii) combination or exchange of shares or (iv) other change in corporate structure, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 hereof is appropriate.

(l) “Change in Control” means the first occurrence of an event set forth in any one of the following paragraphs following the Effective Date:

(1) any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person which were acquired directly from the Company or any Affiliate thereof) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (3) below; or

(2) the date on which individuals who constitute the Board as of the Effective Date and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Effective Date or whose appointment, election or nomination for election was previously so approved or recommended cease for any reason to constitute a majority of the number of directors serving on the Board; or

(3) there is consummated a merger or consolidation of the Company or any direct or indirect Subsidiary with any other corporation or other entity, other than (i) a merger or consolidation (A) which results in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary, fifty percent (50%) or more of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation and (B) following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the Company, the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger or consolidation is then a Subsidiary, the ultimate parent thereof, or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities; or

(4) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

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Notwithstanding the foregoing, (i) a Change in Control shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of transactions and (ii) to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, a Change in Control shall be deemed to have occurred under the Plan with respect to any Award that constitutes deferred compensation under Section 409A of the Code only if a change in the ownership or effective control of the Company or a change in ownership of a substantial portion of the assets of the Company shall also be deemed to have occurred under Section 409A of the Code. For purposes of this definition of Change in Control, the term “Person” shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of shares of the Company.

(m) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

(n) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded.

(o) “Common Stock” means the common stock of the Company, having a par value of  $0.0001 per share.

(p) “Company” means Guardion Health Sciences, Inc., a Delaware corporation (or any successor company, except as the term “Company” is used in the definition of  “Change in Control” above).

(q) “Disability” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Disability,” then “Disability” means that a Participant, as determined by the Administrator in its sole discretion, (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Company or an Affiliate thereof.

(r) “Effective Date” has the meaning set forth in Section 18 hereof.

(s) “Eligible Recipient” means an employee, director, independent contractor or consultant of the Company or any Affiliate of the Company who has been selected as an eligible participant by the Administrator; provided, however, to the extent required to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, an Eligible Recipient of an Option or a Stock Appreciation Right means an employee, non-employee director, independent contractor or consultant of the Company or any Affiliate of the Company with respect to whom the Company is an “eligible issuer of service recipient stock” within the meaning of Section 409A of the Code.

(t) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

(u) “Exempt Award” shall mean the following:

(1) An Award granted in assumption of, or in substitution for, outstanding awards previously granted by a corporation or other entity acquired by the Company or any of its Subsidiaries or with which the Company or any of its Subsidiaries combines by merger or otherwise. The terms and conditions of any such Awards may vary from the terms and conditions set forth in the Plan to the extent the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

(2) An “employment inducement” award as described in the applicable stock exchange listing manual or rules may be granted under the Plan from time to time. The terms and conditions of any “employment inducement” award may vary from the terms and conditions set forth in the Plan to such extent as the Administrator at the time of grant may deem appropriate, subject to Applicable Laws.

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(3) An award that an Eligible Recipient purchases at Fair Market Value (including awards that an Eligible Recipient elects to receive in lieu of fully vested compensation that is otherwise due) whether or not the Shares are delivered immediately or on a deferred basis.

(v) “Exercise Price” means, (i) with respect to any Option, the per share price at which a holder of such Option may purchase Shares issuable upon exercise of such Award, and (ii) with respect to a Share Appreciation Right, the base price per share of such Share Appreciation Right.

(w) “Fair Market Value” of a share of Common Stock or another security as of a particular date shall mean the fair market value as determined by the Administrator in its sole discretion; provided, that, (i) if the Common Stock or other security is admitted to trading on a national securities exchange, the fair market value on any date shall be the closing sale price reported on such date, or if no shares were traded on such date, on the last preceding date for which there was a sale of a share of Common Stock on such exchange, or (ii) if the Common Stock or other security is then traded in an over-the-counter market, the fair market value on any date shall be the average of the closing bid and asked prices for such share in such over-the-counter market for the last preceding date on which there was a sale of such share in such market.

(x) “Free Standing Rights” has the meaning set forth in Section 8.

(y) “Good Reason” has the meaning assigned to such term in any individual service, employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or if such agreement does not define “Good Reason,” “Good Reason” and any provision of this Plan that refers to “Good Reason” shall not be applicable to such Participant.

(z) “Grandfathered Arrangement” means an Award which is provided pursuant to a written binding contract in effect on November 2, 2017, and which was not modified in any material respect on or after November 2, 2017, within the meaning of Section 13601(e)(2) of P.L. 115.97, as may be amended from time to time (including any rules and regulations promulgated thereunder).

(aa) “Incentive Compensation” means annual cash bonus and any Award.

(bb) “ISO” means an Option intended to be and designated as an “incentive stock option” within the meaning of Section 422 of the Code.

(cc) “Nonqualified Stock Option” shall mean an Option that is not designated as an ISO.

(dd) “Option” means an option to purchase shares of Common Stock granted pursuant to Section 7 hereof. The term “Option” as used in the Plan includes the terms “Nonqualified Stock Option” and “ISO.”

(ee) “Other Share-Based Award” means a right or other interest granted pursuant to Section 10 hereof that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares, dividend equivalents or performance units, each of which may be subject to the attainment of performance goals or a period of continued provision of service or employment or other terms or conditions as permitted under the Plan.

(ff) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 below, to receive grants of Awards, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be.

(gg) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof.

(hh) “Plan” means this 2018 Equity Incentive Plan.

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(ii) “Related Rights” has the meaning set forth in Section 8.

(jj) “Restricted Share” means a Share granted pursuant to Section 9 below subject to certain restrictions that lapse at the end of a specified period (or periods) of time and/or upon attainment of specified performance objectives.

(kk) “Restricted Period” has the meaning set forth in Section 9.

(ll) “Restricted Stock Unit” means the right granted pursuant to Section 9 hereof to receive a Share at the end of a specified restricted period (or periods) of time and/or upon attainment of specified performance objectives.

(mm) “Rule 16b-3” has the meaning set forth in Section 3.

(nn) “Section 16 Officer” means any officer of the Company whom the Board has determined is subject to the reporting requirements of Section 16 of the Exchange Act, whether or not such individual is a Section 16 Officer at the time the determination to recoup compensation is made.

(oo) “Shares” means Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.

(pp) “Share Appreciation Right” means a right granted pursuant to Section 8 hereof to receive an amount equal to the excess, if any, of  (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.

(qq) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than 50% of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person.

(rr) “Term” has the meaning set forth in Section 3.

(ss) “Transfer” has the meaning set forth in Section 16.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator and shall be administered, to the extent applicable, in accordance with Rule 16b-3 under the Exchange Act (“Rule 16b-3”).

(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:

(1) to select those Eligible Recipients who shall be Participants;

(2) to determine whether and to what extent Options, Share Appreciation Rights, Restricted Shares, Restricted Stock Units, Cash Awards, Other Share-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;

(3) to determine the number of Shares to be covered by each Award granted hereunder;

(4) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder (including, but not limited to, (i) the restrictions applicable to Restricted Shares or Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Shares or Restricted Stock Units shall lapse, (ii) the performance goals and periods applicable to Awards, (iii) the Exercise Price of each Option and each Share Appreciation Right or the purchase price of any other Award, (iv) the vesting schedule and terms applicable to each Award, (v) the number of Shares or amount of cash or other property subject to each Award and (vi) subject to the requirements of Section 409A of the Code (to the extent applicable) and to Section 4(e) of the Plan, any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting and/or payment schedules of such Awards);

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(5) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Awards;

(6) to determine the Fair Market Value in accordance with the terms of the Plan;

(7) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s service or employment for purposes of Awards granted under the Plan;

(8) to adopt, alter and repeal such administrative rules, regulations, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(9) to construe and interpret the terms and provisions of, and supply or correct omissions in, the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan; and

(10) to prescribe, amend and rescind rules and regulations relating to sub-plans established for the purpose of satisfying applicable non-United States laws or for qualifying for favorable tax treatment under applicable non-United States laws, which rules and regulations may be set forth in an appendix or appendixes to the Plan.

(c) Subject to Section 5, neither the Board nor the Committee shall have the authority to reprice or cancel and regrant any Award at a lower exercise, base or purchase price or cancel any Award with an exercise, base or purchase price in exchange for cash, property or other Awards without first obtaining the approval of the Company’s stockholders.

(d) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all Persons, including the Company and the Participants.

(e) The expenses of administering the Plan shall be borne by the Company and its Affiliates.

(f) If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Certificate of Incorporation or Bylaws of the Company, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

Section 4. Shares Reserved for Issuance Under the Plan.

(a) Subject to Section 5 hereof, the number of shares of Common Stock that are reserved and available for issuance pursuant to Awards granted under the Plan shall be equal to 1,666,666 shares of Common Stock; provided, that, shares of Common Stock issued under the Plan with respect to an Exempt Award shall not count against such share limit.

(b) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. If an Award entitles the Participant to receive or purchase Shares, the number of Shares covered by such Award or to which such Award relates shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan. If any Shares subject to an Award are forfeited, cancelled, exchanged or surrendered or if an Award otherwise terminates or expires without a distribution of shares to the Participant, the Shares with respect to such Award shall, to the extent of any such forfeiture, cancellation, exchange, surrender, termination or expiration, again be available for granting Awards under the Plan. Notwithstanding the foregoing, Shares surrendered or withheld as payment of either the Exercise Price of an Award (including Shares otherwise underlying a Share Appreciation Right that are retained by the Company to account for the Exercise Price of such Share Appreciation Right) and/or withholding taxes in respect of an Award shall no longer be available for grant under the Plan. In addition, (i) to the extent an Award is denominated in shares of Common Stock, but paid or settled in cash, the number of shares of Common Stock with respect to which such payment or settlement is made shall again be available for grants of Awards pursuant to the Plan and (ii) shares of Common Stock underlying Awards that can only be settled in cash shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan. Upon the exercise of any Award granted in tandem with any other Awards, such related Awards shall be cancelled to the extent of the number of Shares as to which the Award is exercised and, notwithstanding the foregoing, such number of shares shall no longer be available for grant under the Plan.

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(c) No more than 1,666,666 Shares shall be issued pursuant to the exercise of ISOs.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made in (i) the aggregate number and kind of securities reserved for issuance under the Plan pursuant to Section 4, (ii) the kind, number of securities subject to, and the Exercise Price subject to outstanding Options and Share Appreciation Rights granted under the Plan, (iii) the kind, number and purchase price of Shares or other securities or the amount of cash or amount or type of other property subject to outstanding Restricted Shares, Restricted Stock Units or Other Share-Based Awards granted under the Plan; and/or (iv) the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto); provided, however, that any fractional shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, but subject in all events to the requirements of Section 409A of the Code, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value equal to the Fair Market Value of the Shares, cash or other property covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any; provided, however, that if the Exercise Price or purchase price of any outstanding Award is equal to or greater than the Fair Market Value of the shares of Common Stock, cash or other property covered by such Award, the Administrator may cancel such Award without the payment of any consideration to the Participant. Further, without limiting the generality of the foregoing, with respect to Awards subject to foreign laws, adjustments made hereunder shall be made in compliance with applicable requirements. Except to the extent determined by the Administrator, any adjustments to ISOs under this Section 5 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants in the Plan shall be selected from time to time by the Administrator, in its sole discretion, from those individuals that qualify as Eligible Recipients.

Section 7. Options.

(a) General. Options granted under the Plan shall be designated as Nonqualified Stock Options or ISOs. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option, and whether the Option is intended to be an ISO or a Nonqualified Stock Option (and in the event the Award Agreement has no such designation, the Option shall be a Nonqualified Stock Option). The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement.

(b) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of an Option be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

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(c) Option Term. The maximum term of each Option shall be fixed by the Administrator, but no Option shall be exercisable more than ten (10) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, subject to Section 4(e) of the Plan, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate.

(d) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of performance goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion.

(e) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of whole Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by Applicable Laws or (iv) any combination of the foregoing.

(f) ISOs. The terms and conditions of ISOs granted hereunder shall be subject to the provisions of Section 422 of the Code and the terms, conditions, limitations and administrative procedures established by the Administrator from time to time in accordance with the Plan. At the discretion of the Administrator, ISOs may be granted only to an employee of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company.

(1) ISO Grants to 10% Stockholders. Notwithstanding anything to the contrary in the Plan, if an ISO is granted to a Participant who owns shares representing more than ten percent (10%) of the voting power of all classes of shares of the Company, its “parent corporation” (as such term is defined in Section 424(e) of the Code) or a Subsidiary of the Company, the term of the ISO shall not exceed five (5) years from the time of grant of such ISO and the Exercise Price shall be at least one hundred and ten percent (110%) of the Fair Market Value of the Shares on the date of grant.

(2) $100,000 Per Year Limitation For ISOs. To the extent the aggregate Fair Market Value (determined on the date of grant) of the Shares for which ISOs are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess ISOs shall be treated as Nonqualified Stock Options.

(3) Disqualifying Dispositions. Each Participant awarded an ISO under the Plan shall notify the Company in writing immediately after the date the Participant makes a “disqualifying disposition” of any Share acquired pursuant to the exercise of such ISO. A “disqualifying disposition” is any disposition (including any sale) of such Shares before the later of  (i) two years after the date of grant of the ISO and (ii) one year after the date the Participant acquired the Shares by exercising the ISO. The Company may, if determined by the Administrator and in accordance with procedures established by it, retain possession of any Shares acquired pursuant to the exercise of an ISO as agent for the applicable Participant until the end of the period described in the preceding sentence, subject to complying with any instructions from such Participant as to the sale of such Shares.

(g) Rights as Stockholder. A Participant shall have no rights to dividends, dividend equivalents or distributions or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, and has paid in full for such Shares and has satisfied the requirements of Section 15 hereof.

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(h) Termination of Employment or Service. Treatment of an Option upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(i) Other Change in Employment or Service Status. An Option shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment status or service status of a Participant, in the discretion of the Administrator.

Section 8. Share Appreciation Rights.

(a) General. Share Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Share Appreciation Rights shall be made. Each Participant who is granted a Share Appreciation Right shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded, the Exercise Price per Share, and all other conditions of Share Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates. The provisions of Share Appreciation Rights need not be the same with respect to each Participant. Share Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.

(b) Awards; Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the shares of Common Stock, if any, subject to a Stock Appreciation Right until the Participant has given written notice of the exercise thereof and has satisfied the requirements of Section 15 hereof.

(c) Exercise Price. The Exercise Price of Shares purchasable under a Share Appreciation Rights shall be determined by the Administrator in its sole discretion at the time of grant, but in no event shall the exercise price of a Share Appreciation Rights be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date of grant.

(d) Exercisability.

(1) Share Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(2) Share Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 hereof and this Section 8 of the Plan.

(e) Payment Upon Exercise.

(1) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.

(2) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.

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(3) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Share Appreciation Right in cash (or in any combination of Shares and cash).

(f) Termination of Employment or Service. Treatment of an Share Appreciation Right upon termination of employment of a Participant shall be provided for by the Administrator in the Award Agreement.

(g) Term.

(1) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.

(2) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.

(h) Other Change in Employment or Service Status. Share Appreciation Rights shall be affected, both with regard to vesting schedule and termination, by leaves of absence, including unpaid and un-protected leaves of absence, changes from full-time to part-time employment, partial Disability or other changes in the employment or service status of a Participant, in the discretion of the Administrator.

Section 9. Restricted Shares and Restricted Stock Units.

(a) General. Restricted Shares or Restricted Stock Units may be issued under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, Restricted Shares or Restricted Stock Units shall be made. Each Participant who is granted Restricted Shares or Restricted Stock Units shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares or Restricted Stock Units; the period of time restrictions, performance goals or other conditions that apply to Transferability, delivery or vesting of such Awards (the “Restricted Period”); and all other conditions applicable to the Restricted Shares and Restricted Stock Units. If the restrictions, performance goals or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares or Restricted Stock Units, in accordance with the terms of the grant. The provisions of the Restricted Shares or Restricted Stock Units need not be the same with respect to each Participant.

(b) Awards and Certificates. Except as otherwise provided below in Section 9(c), (i) each Participant who is granted an Award of Restricted Shares may, in the Company’s sole discretion, be issued a share certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to any such Award. The Company may require that the share certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Award of Restricted Shares, the Participant shall have delivered a share transfer form, endorsed in blank, relating to the Shares covered by such Award. Certificates for shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in such Restricted Stock Award. With respect to Restricted Stock Units to be settled in Shares, at the expiration of the Restricted Period, share certificates in respect of the shares of Common Stock underlying such Restricted Stock Units may, in the Company’s sole discretion, be delivered to the Participant, or his legal representative, in a number equal to the number of shares of Common Stock underlying the Restricted Stock Units Award. Notwithstanding anything in the Plan to the contrary, any Restricted Shares or Restricted Stock Units to be settled in Shares (at the expiration of the Restricted Period, and whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form. Further, notwithstanding anything in the Plan to the contrary, with respect to Restricted Stock Units, at the expiration of the Restricted Period, Shares, or cash, as applicable, shall promptly be issued (either in certificated or uncertificated form) to the Participant, unless otherwise deferred in accordance with procedures established by the Company in accordance with Section 409A of the Code, and such issuance or payment shall in any event be made within such period as is required to avoid the imposition of a tax under Section 409A of the Code.

(c) Restrictions and Conditions. The Restricted Shares or Restricted Stock Units granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Section 409A of the Code where applicable, thereafter:

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(1) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain performance goals, the Participant’s termination of employment or service with the Company or any Affiliate thereof, or the Participant’s death or Disability. Notwithstanding the foregoing, upon a Change in Control, the outstanding Awards shall be subject to Section 12 hereof.

(2) Except as provided in the applicable Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period; provided, however, that dividends declared during the Restricted Period with respect to an Award, shall only become payable if  (and to the extent) the underlying Restricted Shares vest. Except as provided in the applicable Award Agreement, the Participant shall generally not have the rights of a stockholder with respect to Shares subject to Restricted Stock Units during the Restricted Period; provided, however, that, subject to Section 409A of the Code, an amount equal to dividends declared during the Restricted Period with respect to the number of Shares covered by Restricted Stock Units shall, unless otherwise set forth in an Award Agreement, be paid to the Participant at the time (and to the extent) Shares in respect of the related Restricted Stock Units are delivered to the Participant. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares or Restricted Stock Units, except as the Administrator, in its sole discretion, shall otherwise determine.

(3) The rights of Participants granted Restricted Shares or Restricted Stock Units upon termination of employment or service as a director, independent contractor or consultant to the Company or to any Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.

(d) Form of Settlement. The Administrator reserves the right in its sole discretion to provide (either at or after the grant thereof) that any Restricted Stock Unit represent the right to receive the amount of cash per unit that is determined by the Administrator in connection with the Award.

Section 10. Other Share-Based Awards.

Other Share-Based Awards may be issued under the Plan. Subject to the provisions of the Plan, the Administrator shall have sole and complete authority to determine the individuals to whom and the time or times at which such Other Share-Based Awards shall be granted. Each Participant who is granted an Other Share-Based Award shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, including, among other things, the number of shares of Common Stock to be granted pursuant to such Other Share-Based Awards, or the manner in which such Other Share-Based Awards shall be settled (e.g., in shares of Common Stock, cash or other property), or the conditions to the vesting and/or payment or settlement of such Other Share-Based Awards (which may include, but not be limited to, achievement of performance criteria) and all other terms and conditions of such Other Share-Based Awards. In the event that the Administrator grants a bonus in the form of Shares, the Shares constituting such bonus shall, as determined by the Administrator, be evidenced in uncertificated form or by a book entry record or a certificate issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such bonus is payable. Notwithstanding anything set forth in the Plan to the contrary, any dividend or dividend equivalent Award issued hereunder shall be subject to the same restrictions, conditions and risks of forfeiture as apply to the underlying Award.

Section 11. Cash Awards.

The Administrator may grant Awards that are denominated in, or payable to Participants solely in, cash, as deemed by the Administrator to be consistent with the purposes of the Plan, and, such Cash Awards shall be subject to the terms, conditions, restrictions and limitations determined by the Administrator, in its sole discretion, from time to time. Awards granted pursuant to this Section 11 may be granted with value and payment contingent upon the achievement of performance goals.

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Section 12. Change in Control.

Unless otherwise determined by the Administrator and evidenced in an Award Agreement, notwithstanding Section 4(e) of the Plan, in the event that (a) a Change in Control occurs, and (b) the Participant’s employment or service is terminated by the Company, its successor or an Affiliate thereof without Cause or by the Participant for Good Reason (if applicable) on or after the effective date of the Change in Control but prior to twelve (12) months following the Change in Control, then:

(a) any unvested or unexercisable portion of any Award carrying a right to exercise shall become fully vested and exercisable; and

(b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to an Award granted under the Plan shall lapse and such Awards shall be deemed fully vested and any performance conditions imposed with respect to such Awards shall be deemed to be fully achieved at target performance levels.

If the Administrator determines in its discretion pursuant to Section 3(b)(4) hereof to accelerate the vesting of Options and/or Share Appreciation Rights in connection with a Change in Control, the Administrator shall also have discretion in connection with such action to provide that all Options and/or Share Appreciation Rights outstanding immediately prior to such Change in Control shall expire on the effective date of such Change in Control.

Section 13. Amendment and Termination.

The Board may amend, alter or terminate the Plan at any time, but no amendment, alteration or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent. The Board shall obtain approval of the Company’s stockholders for any amendment that would require such approval in order to satisfy the requirements of any rules of the stock exchange on which the Common Stock is traded or other Applicable Law. The Administrator may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Section 5 of the Plan and the immediately preceding sentence, no such amendment shall materially impair the rights of any Participant without his or her consent.

Section 14. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 15. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for purposes of applicable taxes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of an amount up to the maximum statutory tax rates in the Participant’s applicable jurisdiction with respect to the Award, as determined by the Company. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by Applicable Laws, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any applicable withholding tax requirements related thereto. Whenever Shares or property other than cash are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related taxes to be withheld and applied to the tax obligations; provided, that, with the approval of the Administrator, a Participant may satisfy the foregoing requirement by either (i) electing to have the Company withhold from delivery of Shares or other property, as applicable, or (ii) delivering already owned unrestricted shares of Common Stock, in each case, having a value not exceeding the applicable taxes to be withheld and applied to the tax obligations. Such already owned and unrestricted shares of Common Stock shall be valued at their Fair Market Value on the date on which the amount of tax to be withheld is determined and any fractional share amounts resulting therefrom shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by Applicable Laws, to satisfy its withholding obligation with respect to any Award.

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Section 16. Transfer of Awards.

Until such time as the Awards are fully vested and/or exercisable in accordance with the Plan or an Award Agreement, no purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio and shall not create any obligation or liability of the Company, and any Person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares or other property underlying such Award. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option or a Share Appreciation Right may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal Disability, by the Participant’s guardian or legal representative.

Section 17. Continued Employment or Service.

Neither the adoption of the Plan nor the grant of an Award shall confer upon any Eligible Recipient any right to continued employment or service with the Company or any Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or any Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 18. Effective Date.

The Plan was adopted by the Board on October 10, 2018 and shall became effective on November 20, 2018 (the “Effective Date”).

Section 19. Electronic Signature.

Participant’s electronic signature of an Award Agreement shall have the same validity and effect as a signature affixed by hand.

Section 20. Term of Plan.

No Award shall be granted pursuant to the Plan on or after the tenth anniversary of the Effective Date, but Awards theretofore granted may extend beyond that date.

Section 21. Securities Matters and Regulations.

(a) Notwithstanding anything herein to the contrary, the obligation of the Company to sell or deliver Shares with respect to any Award granted under the Plan shall be subject to all Applicable Laws, rules and regulations, including all applicable federal and state securities laws, and the obtaining of all such approvals by governmental agencies as may be deemed necessary or appropriate by the Administrator. The Administrator may require, as a condition of the issuance and delivery of certificates evidencing shares of Common Stock pursuant to the terms hereof, that the recipient of such shares make such agreements and representations, and that such certificates bear such legends, as the Administrator, in its sole discretion, deems necessary or advisable.

(b) Each Award is subject to the requirement that, if at any time the Administrator determines that the listing, registration or qualification of Shares is required by any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the grant of an Award or the issuance of Shares, no such Award shall be granted or payment made or Shares issued, in whole or in part, unless listing, registration, qualification, consent or approval has been effected or obtained free of any conditions not acceptable to the Administrator.

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(c) In the event that the disposition of Shares acquired pursuant to the Plan is not covered by a then current registration statement under the Securities Act and is not otherwise exempt from such registration, such Shares shall be restricted against transfer to the extent required by the Securities Act or regulations thereunder, and the Administrator may require a Participant receiving Common Stock pursuant to the Plan, as a condition precedent to receipt of such Common Stock, to represent to the Company in writing that the Common Stock acquired by such Participant is acquired for investment only and not with a view to distribution.

Section 22. Section 409A of the Code.

The Plan as well as payments and benefits under the Plan are intended to be exempt from, or to the extent subject thereto, to comply with Section 409A of the Code, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted in accordance therewith. Notwithstanding anything contained herein to the contrary, to the extent required in order to avoid accelerated taxation and/or tax penalties under Section 409A of the Code, the Participant shall not be considered to have terminated employment or service with the Company for purposes of the Plan and no payment shall be due to the Participant under the Plan or any Award until the Participant would be considered to have incurred a “separation from service” from the Company and its Affiliates within the meaning of Section 409A of the Code. Any payments described in the Plan that are due within the “short term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent that any Awards (or any other amounts payable under any plan, program or arrangement of the Company or any of its Affiliates) are payable upon a separation from service and such payment would result in the imposition of any individual tax and penalty interest charges imposed under Section 409A of the Code, the settlement and payment of such awards (or other amounts) shall instead be made on the first business day after the date that is six (6) months following such separation from service (or death, if earlier). Each amount to be paid or benefit to be provided under this Plan shall be construed as a separate identified payment for purposes of Section 409A of the Code. The Company makes no representation that any or all of the payments or benefits described in this Plan will be exempt from or comply with Section 409A of the Code and makes no undertaking to preclude Section 409A of the Code from applying to any such payment. The Participant shall be solely responsible for the payment of any taxes and penalties incurred under Section 409A.

Section 23. Notification of Election Under Section 83(b) of the Code.

If any Participant shall, in connection with the acquisition of shares of Common Stock under the Plan, make the election permitted under Section 83(b) of the Code, such Participant shall notify the Company of such election within ten (10) days after filing notice of the election with the Internal Revenue Service.

Section 24. No Fractional Shares.

No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Administrator shall determine whether cash, other Awards, or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

Section 25. Beneficiary.

A Participant may file with the Administrator a written designation of a beneficiary on such form as may be prescribed by the Administrator and may, from time to time, amend or revoke such designation. If no designated beneficiary survives the Participant, the executor or administrator of the Participant’s estate shall be deemed to be the Participant’s beneficiary.

Section 26. Paperless Administration.

In the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting or exercise of Awards, such as a system using an internet website or interactive voice response, then the paperless documentation, granting or exercise of Awards by a Participant may be permitted through the use of such an automated system.

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Section 27. Severability.

If any provision of the Plan is held to be invalid or unenforceable, the other provisions of the Plan shall not be affected but shall be applied as if the invalid or unenforceable provision had not been included in the Plan.

Section 28. Clawback.

(a) If the Company is required to prepare a financial restatement due to the material non-compliance of the Company with any financial reporting requirement, then the Committee may require any Section 16 Officer to repay or forfeit to the Company, and each Section 16 Officer agrees to so repay or forfeit, that part of the Incentive Compensation received by that Section 16 Officer during the three-year period preceding the publication of the restated financial statement that the Committee determines was in excess of the amount that such Section 16 Officer would have received had such Incentive Compensation been calculated based on the financial results reported in the restated financial statement. The Committee may take into account any factors it deems reasonable in determining whether to seek recoupment of previously paid Incentive Compensation and how much Incentive Compensation to recoup from each Section 16 Officer (which need not be the same amount or proportion for each Section 16 Officer), including any determination by the Committee that a Section 16 Officer engaged in fraud, willful misconduct or committed grossly negligent acts or omissions which materially contributed to the events that led to the financial restatement. The amount and form of the Incentive Compensation to be recouped shall be determined by the Committee in its sole and absolute discretion, and recoupment of Incentive Compensation may be made, in the Committee’s sole and absolute discretion, through the cancellation of vested or unvested Awards, cash repayment or both.

(b) Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any Applicable Laws, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such Applicable Law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

Section 29. Governing Law.

The Plan shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 30. Indemnification.

To the extent allowable pursuant to applicable law, each member of the Board and the Administrator and any officer or other employee to whom authority to administer any component of the Plan is delegated shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action or failure to act pursuant to the Plan and against and from any and all amounts paid by him or her in satisfaction of judgment in such action, suit, or proceeding against him or her; provided, however, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled pursuant to the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Section 31. Titles and Headings, References to Sections of the Code or Exchange Act.

The titles and headings of the sections in the Plan are for convenience of reference only and, in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control. References to sections of the Code or the Exchange Act shall include any amendment or successor thereto.

Section 32. Successors.

The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

Section 33. Relationship to other Benefits.

No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare, or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

57

APPENDIX B

CERTIFICATE OF AMENDMENT

to

CERTIFICATE OF INCORPORATION

of

GUARDION HEALTH SCIENCES, INC.

GUARDION HEALTH SCIENCES, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST: The name of the Corporation is Guardion Health Sciences, Inc. The Certificate of Incorporation was filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on June 30, 2015 and has been amended by Certificates of Amendment to the Certificate of Incorporation filed with the Secretary of State on October 30, 2015, January 30, 2019, December 6, 2019 and February 26, 2021 (as so amended, the “Certificate of Incorporation”).

SECOND: ARTICLE IV, SECTION I of the Corporation’s Certificate of Incorporation shall be amended by amending and restating Subsection “C.” as follows:

C. Reverse Stock Split. Upon the filing (the “Effective Time”) of this Certificate of Amendment pursuant to the Section 242 of the General Corporation Law of the State of Delaware, each (           ) shares of the Corporation’s Common Stock, issued and outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall automatically without further action on the part of the Corporation or any holder of Old Common Stock, be reclassified, combined, converted and changed into (          ) fully paid and nonassessable shares of common stock, par value of  $0.001 per share (the “New Common Stock”), subject to the treatment of fractional share interests as described below (the “reverse stock split”). The conversion of the Old Common Stock into New Common Stock will be deemed to occur at the Effective Time. From and after the Effective Time, certificates representing the Old Common Stock shall represent the number of shares of New Common Stock into which such Old Common Stock shall have been converted pursuant to this Certificate of Amendment. Holders who otherwise would be entitled to receive fractional share interests of New Common Stock upon the effectiveness of the reverse stock split shall be entitled to receive a whole share of New Common Stock in lieu of any fractional share created as a result of such reverse stock split.

THIRD: The stockholders of the Corporation have duly approved the foregoing amendment in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be duly adopted and executed in its corporate name and on its behalf by its duly authorized officer as of the day of         , 20        .

GUARDION HEALTH SCIENCES, INC.

By:
Name:
Title:

58

GUARDION HEALTH SCIENCES, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS – JUNE 16, 2022 AT 11:00AM CDT

CONTROL ID:
REQUEST ID:

The undersigned stockholder of Guardion Health Sciences, Inc. (the "Company"), hereby appoints Robert N. Weingarten as the proxy for the annual meeting of stockholders that will be held on June 16, 2022 at 11:00 A.M. CDT. The Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast at **https://agm.issuerdirect.com/ghsi.**

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464**.
	INTERNET:	https://www.iproxydirect.com/GHSI
	PHONE:	1-866-752-VOTE(8683)

↓ **Please ensure you fold then detach and retain this portion of this Proxy** ↓

ANNUAL MEETING OF THE STOCKHOLDERS OF GUARDION HEALTH SCIENCES, INC.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

	→	FOR	WITHHOLD	
Proposal 1				
Election of Directors:				
Robert N. Weingarten		☐	☐	
Mark Goldstone		☐	☐	
Donald A. Gagliano, M.D.		☐	☐	**CONTROL ID:**
Michaela Griggs		☐	☐	**REQUEST ID:**
Bret Scholtes		☐	☐	

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES, "FOR" PROPOSALS 2, 3 AND 4.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Dated: ________________________, 2022

____

(Print Name of Stockholder and/or Joint Tenant)

____

(Signature of Stockholder)

____

(Second Signature if held jointly)